                                                                EXHIBIT 10(b)

                             SECOND AMENDMENT TO
                    AMENDED AND RESTATED CREDIT AGREEMENT

     This Second Amendment to Amended and Restated Credit Agreement (this "SECOND AMENDMENT"), dated as of April 21, 1995, is made by and among La Quinta Inns, Inc., a Texas corporation ("LA QUINTA"), NationsBank of Texas, N.A., as Administrative Lender ("ADMINISTRATIVE LENDER"), Citicorp USA, Inc., The Frost National Bank, Texas Commerce Bank National Association, Bank of Scotland, Bank of America Illinois, successor by merger with Continental Bank, Bank One, Texas, N.A., First Interstate Bank of Texas, N.A. and U.S. Bank of Washington, National Association (singly, a "LENDER", and collectively, the "LENDERS").

                                 BACKGROUND.

     A. La Quinta, Administrative Lender and Lenders entered into the Amended and Restated Credit Agreement, dated as of January 25, 1994, as amended by that certain First Amendment to Amended and Restated Credit Agreement, dated as of June 30, 1994 (said Amended and Restated Credit Agreement, as amended, the "CREDIT AGREEMENT"; capitalized terms used herein and not otherwise defined herein shall have the same meaning given to them in the Agreement).

     B. La Quinta has requested that Lenders, among other things, (i) increase the Revolving Credit Commitment and decrease and modify the Term Loan Commitment, (ii) revise the pricing of the Revolving Credit Advances and the Term Loan Advances, and (iii) extend the Revolving Credit Maturity Date and the Term Loan Maturity Date.

     C. Administrative Lender, Lenders and La Quinta desire to amend the Agreement.

                                  AGREEMENT.

     NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, La Quinta, Administrative Lender and Lenders agree as follows:

1.   AMENDMENTS.

     The Credit Agreement is amended as follows:

     1.1 SECTION 1.1 of the Credit Agreement is amended by deleting the following definitions therefrom:

     "Adjusted EBITDA", "AEtna", "AEtna Advance", "Applicable Revolving Margin", "Applicable Term Margin", "EBIT", "Maintenance Capital Expenditures", "Net Cash Distributions", and "Parent Company".

     1.2 SECTION 1.1 of the Credit Agreement is hereby amended by adding the definition of "ADJUSTMENT DATE" thereto in proper alphabetical order to read as follows:

     "'ADJUSTMENT DATE' means, for purposes of the Applicable Margin, the commitment fees payable pursuant to Section 2.4(a) hereof and the Letter of Credit fees payable pursuant to Sections 2.16(f)(i) and 2.16(f)(ii) hereof, (i) when the Applicable Margin and such fees are based on the Leverage Ratio, the date of receipt by the Administrative Lender of the financial statements required to be delivered pursuant to Section 5.1(A) or 5.1(B), as applicable, of the Master Covenant Agreement which results in a change in the Applicable Margin and
     (ii) when the Applicable Margin and such fees are based on the Index Debt Rating, the effective date of any issuance of, or change in, the Index Debt Rating which results in a change in the Applicable Margin."

     1.3 The definition of "AMORTIZATION DATE" is amended by deleting "November 30, 1994" and substituting, IN LIEU thereof, "May 30, 1997".

     1.4 SECTION 1.1 of the Credit Agreement is amended by adding the definition of "APPLICABLE MARGIN" thereto in proper alphabetical order to read as follows:

          "APPLICABLE MARGIN" shall mean the following per annum percentages, applicable in the following situations:


                                                      PRIME RATE   LIBOR     CD
                     APPLICABILITY                       BASIS     BASIS   BASIS
                     -------------                    -----------  -------  ------
     (a)  INITIAL PRICING PERIOD.                        0.00       0.875    1.00

     (b)  SUBSEQUENT PRICING PERIOD.

          CATEGORY 1 - The Leverage Ratio is not less    0.00       1.00     1.12
          than 3.75 to 1

          CATEGORY 2 - The Leverage Ratio is less        0.00       0.875    1.00
          than 3.75 to 1 but not less than 3.25 to 1

          CATEGORY 3 - The Leverage Ratio is             0.00       0.75     0.875
          less than 3.25 to 1 but not less than
          2.75 to 1 or the Index Debt Rating is
          any two of the following: BBB- by S&P,
          BBB- by ARA or Baa3 by Moody's


                                    -2-


          CATEGORY 4 - The Leverage Ratio is less        0.00       0.625    0.75
          than 2.75 to 1 but not less than 2.0 to 1
          or the Index Debt Rating is any two of
          the following: BBB by S&P, BBB by ARA or
          Baa2 by Moody's

          CATEGORY 5 - The Leverage Ratio is less        0.00        .50     0.625
          than 2.00 to 1 or the Index Debt Rating
          is any two of the following:  BBB+ or
          better by S&P, BBB+ or better by ARA or
          Baa1 or better by Moody's


     The Applicable Margin payable by the Borrower on the Advances outstanding hereunder shall be adjusted on each Adjustment Date if determined based on the (i) Leverage Ratio, according to the performance of the Borrower for the most recent fiscal quarter or (ii) the Index Debt Rating, according to the most recent determination of the Index Debt Rating. For purposes of the foregoing, (a) if the Index Debt Rating and the Leverage Ratio are in different categories, the Applicable Margin shall be determined on whichever of the Index Debt Rating or the Leverage Ratio falls within the superior (or numerically higher) category, (b) if the Applicable Margin is determined based on the Leverage Ratio and the financial statements of the Borrower setting forth the Leverage Ratio are not received by the Administrative Lender by the date required pursuant to Section 5.1(A) or 5.1(B), as applicable, of the Master Covenant Agreement, the Applicable Margin shall be determined as if the Leverage Ratio is not less than 3.75 to 1, (c) if the Index Debt Rating established by ARA shall fall within a different category than Moody's or S&P, the Applicable Margin shall be determined by reference to Moody's or S&P and (d) if the Index Debt Rating established by Moody's and S&P shall fall within different categories, the Applicable Margin shall be determined by reference to the superior (or numerically higher) category, but not to exceed two rating levels higher than the other rating agency. If the rating system of Moody's, S&P or ARA shall change prior to the Term Loan Maturity Date, the Borrower and the Lenders shall negotiate in good faith to amend the references to specific ratings in this definition to reflect such changed rating system."

     1.5 SECTION 1.1 of the Credit Agreement is hereby amended by adding the definition of "ARA" thereto in proper alphabetical order to read as follows:

          "'ARA' means a nationally recognized rating agency approved in writing by the Determining Lenders which shall have a rating system identical to S&P."

     1.6 The definition of "BOND LETTER OF CREDIT COMMITMENT" is amended by deleting "$56,844,995.21" and substituting, IN LIEU thereof, "$52,187,838.56".

     1.7 The definition of "CD BASIS" is deleted and the following definition is inserted IN LIEU thereof:

          "'CD BASIS' shall mean, with respect to each CD Advance for each Interest Period, a rate per annum equal to the lesser of (a) the Highest Lawful Rate and (b) the sum of the following: (i) the CD Base Rate divided by 1.00 minus the CD Reserve Requirement, plus (ii) the Assessment Rate, plus (iii) the Applicable Margin."

     1.8 The definition of "DEBT" is amended by deleting the last sentence thereof.

     1.9 The definition of "EDITDA" is deleted and the following definition is inserted IN LIEU thereof:

          "'EBITDA' shall mean, for any period, determined in accordance with GAAP on a Combined basis, the sum of (a) Operating Income, plus
     (b) nonrecurring, non-cash charges which decrease Operating Income, plus
     (c) depreciation, amortization and non-cash fixed asset retirements, minus (d) nonrecurring credits which are included in Operating Income."

     1.10 The definition of "GUARANTY AGREEMENTS" is deleted and the following definition is inserted IN LIEU thereof:

          "'GUARANTY AGREEMENTS' shall mean the LQM Guaranty, the LQ-Big Apple Guaranty, the LQ-LNL Guaranty, the LQ-East Irvine Guaranty, the Subsidiary Guaranty, the LQ-I Guaranty, the LQ-II Guaranty, the LQ-Lubbock Guaranty and the LQ-Puerto Rico Guaranty".

     1.11 SECTION 1.1 of the Credit Agreement is amended by adding the definitions of "INDEX DEBT" and "INDEX DEBT RATING" thereto in proper alphabetical order to read as follows:

          "'Index Debt Rating' shall mean the rating applicable to the Borrower's senior, unsecured, non-credit-enhanced long term indebtedness for borrowed money ("INDEX DEBT") or the implied rating established by Moody's, S&P or ARA as if the Borrower had outstanding Index Debt."

     1.12 The definition of "INITIAL PRICING PERIOD" is deleted and the following definition is inserted IN LIEU thereof:

          "'INITIAL PRICING PERIOD' shall mean that period from April 21, 1995 to and including the Rate Adjustment Date."

     1.13 The definition of "LEVERAGE RATIO" is deleted and the following definition is inserted IN LIEU thereof:

          "'LEVERAGE RATIO' shall mean, for any date of determination, the ratio of (i) Total Debt as of the fiscal quarter immediately preceding the date of determination to (ii) EBITDA, in each case for the four consecutive fiscal quarters preceding the date of determination. For purposes of calculation of EBITDA, there shall be (i) included in EBITDA (without duplication) the EBITDA of any assets acquired during any such four fiscal quarters and (ii) excluded from EBITDA the EBITDA of any asset disposed during any of such four fiscal quarters."

     1.14 The definition of "LIBOR BASIS" is amended by deleting the first sentence thereof and substituting, IN LIEU thereof, the following:

          "'LIBOR BASIS' shall mean with respect to each LIBOR Advance for each Interest Period, a rate per annum equal to the lesser of (a) the Highest Lawful Rate or (b) the sum of the LIBOR Rate plus the Applicable Margin."

     1.15 SECTION 1.1 of the Credit Agreement is amended by adding the definition of "LQ-I GUARANTY" thereto in proper alphabetical order to read as follows:

          "'LQ-I GUARANTY' shall mean the Guaranty executed by LQ-INVESTMENTS I, a Texas general partnership, guaranteeing payment and performance of the Obligations, substantially in the form of EXHIBIT O hereto, as amended, modified, supplemented or restated from time to time."

     1.16 SECTION 1.1 of the Credit Agreement is amended by adding the definition of "LQ-II GUARANTY" thereto in proper alphabetical order to read as follows:

          "'LQ-II GUARANTY' shall mean the Guaranty executed by LQ-
     INVESTMENTS II, a Texas general partnership, guaranteeing payment and performance of the Obligations, substantially in the form of EXHIBIT P hereto, as amended, modified, supplemented or restated from time to time."

     1.17 SECTION 1.1 of the Credit Agreement is amended by adding the definition of "LQ-LUBBOCK GUARANTY" thereto in proper alphabetical order to read as follows:

          "'LQ-LUBBOCK GUARANTY' shall mean the Guaranty executed by La Quinta Inns of Lubbock, Inc., a Texas corporation, guaranteeing payment and performance of the Obligations, substantially in the form of EXHIBIT Q hereto, as amended, modified, supplemented or restated from time to time."

     1.18 SECTION 1.1 of the Credit Agreement is amended by adding the definition of "LQ-PUERTO RICO GUARANTY" thereto in proper alphabetical order to read as follows:

          "'LQ-PUERTO RICO GUARANTY' shall mean the Guaranty executed by La Quinta Inns of Puerto Rico, Inc., a Delaware corporation, guaranteeing payment and performance of the Obligations, substantially in the form of EXHIBIT R hereto, as amended, modified, supplemented or restated from time to time.

     1.19 The definition of "MATERIAL AMOUNT" is deleted and the following definition is inserted IN LIEU thereof:

          "'MATERIAL AMOUNT' shall mean, as of the determination thereof, an amount equal to the greater of (a) $1,000,000 or (b) the lesser of
     (i) $3,000,000 or (ii) 1% of the consolidated revenues of the Borrower and its Subsidiaries on a Combined basis for the fiscal year preceding the date of determination."

     1.20 SECTION 1.1 of the Credit Agreement is amended by adding the definition of "MOODY'S" thereto in proper alphabetical order to read as follows:

          "'MOODY'S' shall mean Moody's Investors Service, Inc."

     1.21 The definition of "QUARTERLY DATE" is amended by deleting "February 28, 1994" and substituting, IN LIEU thereof, "May 31, 1995."

     1.22 The definition of "RATE ADJUSTMENT DATE" is amended by deleting "June 30, 1994" and substituting, IN LIEU thereof, "March 31, 1995."

     1.23 The definition of "REVOLVING CREDIT COMMITMENT" is amended by deleting "$45,000,000" and substituting, IN LIEU thereof, "$75,000,000".

     1.24 The definition of "REVOLVING CREDIT MATURITY DATE" is amended by deleting "May 30, 1997" and substituting, IN LIEU thereof, "May 31, 1999."

     1.25 SECTION 1.1 of the Credit Agreement is amended by adding the definition of "S&P" thereto in proper alphabetical order to read as follows:

          "'S&P' shall mean Standard & Poor's Ratings Group, a Division of McGraw-Hill, Inc., a New York corporation."

     1.26 The definition of "SUBSIDIARY GUARANTY" is deleted and the following definition is substituted IN LIEU thereof:

          "'SUBSIDIARY GUARANTY' shall mean the Guaranty executed by each Significant Subsidiary (other than LQM, LQ-Big Apple Joint Venture, LQ-LNL Limited Partnership, LQ-INVESTMENTS, I, a Texas general partnership, and LQ-INVESTMENTS, II, a Texas general partnership, La Quinta Inns of Lubbock, Inc., a Texas corporation, and La Quinta Inns of Puerto Rico, Inc., a Delaware corporation) guaranteeing payment and performance of the Obligations, substantially in the form of EXHIBIT D hereto, as such agreement may be amended, modified, supplemented or restated from time to time."

     1.27 The definition of "TERM LOAN COMMITMENT" is amended by deleting "$184,000,000" and substituting, IN LIEU thereof, "$141,500,000".

     1.28 The definition of "TERM LOAN MATURITY DATE" is amended by deleting "May 31, 2000" and substituting, IN LIEU thereof, "May 31, 2002."

     1.29 The definition of "TOTAL COMMITMENT" is amended by deleting "$285,844,955.21" and substituting, IN LIEU thereof, "$268,687,838.56."

     1.30 The definition of "TOTAL DEBT" is deleted and the following definition is substituted IN LIEU thereof:

          "'TOTAL DEBT' shall mean, as of any date of determination, the sum (without duplication) of (a) all Debt of the Borrower and its Subsidiaries, minus (b) all Debt of the Borrower and its Subsidiaries of the type described in (i) clauses (f) and (g) of the definition of "DEBT" herein which are set forth in EXHIBIT E to the Master Covenant Agreement and (ii) clauses (h) and (k) of the definition of "DEBT" herein."

     1.31 SECTION 2.4(a) is deleted and the following is substituted IN LIEU thereof:

          "(a) COMMITMENT FEE. Subject to Section 9.9 hereof, the Borrower agrees to pay to the Administrative Lender, for the ratable account of the Lenders, a commitment fee on the daily average unused portion of the Revolving Credit Commitment at the following per annum percentages, applicable in the following situations:


                     APPLICABILITY                             PERCENTAGE
                     --------------                            -----------
          (a)  INITIAL PRICING PERIOD                              0.250

          (b)  SUBSEQUENT PRICING PERIOD

               CATEGORY 1 - The Leverage Ratio is not less         0.250
               than 2.75 to 1

               CATEGORY 2 - The Leverage Ratio is less  than       0.200
               2.75 to 1 but not less than 2.0 to 1 or the
               Index Debt Rating is any two of the following:
               BBB by S&P, BBB by ARA or Baa2 by Moody's

               CATEGORY 3 - The Leverage Ratio is less than        0.1875
               2.00 to 1 or the Index Debt Rating is any two
               of the following:  BBB+ or better by S&P, BBB+
               or better by ARA or Baa1 or better by Moody's

                                      -7-

     Such fee shall be payable (i) in arrears on each Quarterly Date and on the Revolving Credit Maturity Date, fully earned when due and, subject to Section 9.9 hereof, nonrefundable when paid and (ii) computed on the basis of a year of 365 or 366 days, as applicable, for the actual number of days elapsed. For purposes of the foregoing, (a) outstanding Letters of Credit from time to time will reduce the unused portion of the Revolving Credit Commitment, (b) if the Index Debt Rating and the Leverage Ratio are in different categories, the commitment fee shall be determined on whichever of the Index Debt Rating or the Leverage Ratio falls within the superior (or numerically higher) category, (c) if the commitment fee is determined based on the Leverage Ratio and the financial statements of the Borrower setting the Leverage Ratio are not received by the Administrative Lender by the date required pursuant to Section 5.1(A) or 5.1(B), as applicable, of the Master Covenant Agreement, the commitment fee shall be determined as if the Leverage Ratio is not less than 2.75 to 1, (d) if the Index Debt Rating established by ARA shall fall within a different category than Moody's or S&P, the commitment fee shall be determined by reference to Moody's or S&P, (e) if the Index Debt Rating established by Moody's and S&P shall fall within different categories, the commitment fee shall be determined by reference to the superior (or numerically higher) category, but not to exceed two rating levels higher than the other rating agency and (f) such fee shall be adjusted on each Adjustment Date if determined based on the (i) Leverage Ratio, according to the performance of the Borrower for the most recent fiscal quarter or (ii) the Index Debt Rating, according to the most recent determination of the Index Debt Rating. If the rating system of Moody's, S&P or ARA shall change prior to the Revolving Credit Maturity Date, the Borrower and the Lenders shall negotiate in good faith to amend the references to specific ratings to reflect such changed rating system.

     1.32 SECTION 2.6(c) is amended by deleting the table set forth therein and substituting, in lieu thereof, the following:



           DATE                          AMOUNT
           -----                         -------

           May, 1997                   $12,500,000

           November, 1997              $12,500,000

           May, 1998                   $12,500,000

           November, 1998              $12,500,000

           May, 1999                   $12,500,000

           November, 1999              $12,500,000

           May, 2000                   $12,500,000

           November, 2000              $12,500,000

           May, 2001                   $12,500,000

                                      -8-

                                              >
           November, 2001              $12,500,000

           May, 2002                   $16,500,000




     1.33 SECTION 2.16(f)(i) is amended by deleting the table therefrom and substituting, in lieu thereof, the following:


                  APPLICABILITY                                   PERCENTAGE
                 --------------                                   -----------
     (A)   INITIAL PRICING PERIOD                                    0.875

     (B)   SUBSEQUENT PRICING PERIOD

           CATEGORY 1 - The Leverage Ratio is not less than          1.00
           3.75 to 1

           CATEGORY 2 - The Leverage Ratio is less than  3.75        0.875
           to 1 but not less than 3.25 to 1

           CATEGORY 3 - The Leverage Ratio is less than 3.25         0.75
           to 1 but not less than 2.75 to 1 or the Index Debt
           Rating is any two of the following: BBB- by S&P,
           BBB- by ARA or Baa3 by Moody's

           CATEGORY 4 - The Leverage Ratio is less than 2.75         0.625
           to 1 but not less than 2.00 to 1 or the Index Debt
           Rating is any two of the following: BBB by S&P, BBB
           by ARA or Baa2 by Moody's

           CATEGORY 5 - The Leverage Ratio is less than 2.00         0.50
           to 1 or the Index Debt Rating is any two of the
           following:  BBB+ or better by S&P, BBB+ or better
           by ARA or Baa1 or better by Moody's


     1.34 SECTION 2.16(f)ii) is amended by deleting the table and substituting, in lieu thereof, the following:


                    APPLICABILITY                               PERCENTAGE
                    -------------                               -----------
     (A)   INITIAL PRICING PERIOD                                  0.4375

     (B)   SUBSEQUENT PRICING PERIOD

           CATEGORY 1 - The Leverage Ratio is not less than        0.50
           3.75 to 1

           CATEGORY 2 - The Leverage Ratio is less than 3.75       0.4375
           to 1 but not less than 3.25 to 1



           CATEGORY 3 - The Leverage Ratio is less than            0.375
           3.25 to 1 but not less than 2.75 to 1 or the
           Index Debt Rating is any two of the following:
           BBB- by S&P, BBB- by ARA or Baa3 by Moody's

           CATEGORY 4 - The Leverage Ratio is less than            0.3125
           2.75 to 1 but not less than 2.00 to 1 or the
           Index Debt Rating is any two of the following:
           BBB by S&P, BBB by ARA or Baa2 by Moody's

           CATEGORY 5 - The Leverage Ratio is less than            0.25
           2.00 to 1 or the Index Debt Rating is any two of
           the following:  BBB+ or better by S&P, BBB+ or
           better by ARA or Baa1 or better by Moody's


     1.35 SECTION 2.16(f)(iii) is deleted and the following is inserted in lieu thereof:

     "(iii) ADJUSTMENT OF LETTER OF CREDIT FEE. The fee payable in respect of the Letters of Credit shall be adjusted on each Adjustment Date if determined based on the (i) Leverage Ratio, on a quarterly basis according to the performance of the Borrower for the most recent fiscal quarter or (ii) the Index Debt Rating, according to the most recent determination of the Index Debt Rating. For purposes of the foregoing, (a) if the Index Debt Rating and the Leverage Ratio are in different categories, the commitment fee shall be determined on whichever of the Index Debt Rating or the Leverage Ratio falls within the superior (or numerically higher) category, (b) if the Letter of Credit fee is determined based on the Leverage Ratio and the financial statements of the Borrower setting forth the Leverage Ratio are not received by the Administrative Lender by the date required pursuant to Section 5.1(A) or 5.1(B), as applicable, of the Master Covenant Agreement, the Letter of Credit fee shall be determined as if the Leverage Ratio is not less than 3.75 to 1, (c) if the Index Debt Rating established by ARA shall fall within a different category than Moody's or S&P, the Letter of Credit fee shall be determined by reference to Moody's or S&P, and (d) if the Index Debt Rating established by Moody's and S&P shall fall within different categories, the Letter of Credit fee shall be determined by reference to the superior (or numerically higher) category, but not to exceed two rating levels higher than the other rating agency. If the rating system of Moody's, S&P or ARA shall change prior to the Revolving Credit Maturity Date, the Borrower and the Lenders shall negotiate in good faith to amend the references to specific ratings to reflect such changed rating system."

     1.36  SECTION 3.3 is deleted.

     1.37 SECTION 4.1(i) is amended by deleting "December 31, 1992" wherever it appears and substituting, IN LIEU thereof, "December 31, 1994".

     1.38 SECTION 4.1(k) is amended by deleting "$7,600,000" and substituting, IN LIEU thereof, "$10,000,000".

     1.39 SCHEDULE 3 to the Credit Agreement is amended to be in the form of SCHEDULE 3 attached to this Second Amendment.

     1.40 SCHEDULE 6 to the Credit Agreement is amended to be in the form of SCHEDULE 6 attached to this Second Amendment.

     1.41 SCHEDULE 8 to the Credit Agreement is amended to be in the form of SCHEDULE 8 attached to this Second Amendment.

     1.42 EXHIBITS O, P, Q AND R are added to the Credit Agreement to be in the form of EXHIBITS O, P, Q AND R attached to this Second Amendment

2. EVENT OF DEFAULT. La Quinta acknowledges and agrees that the failure to comply with the requirements of clause (i) of the definition of "PERMITTED INVESTMENT" set forth in the Master Covenant Agreement with respect to La Quinta's investment in LQ-Baton Rouge Joint Venture and LQ-Denver
Peoria St., LTD by June 30, 1995 shall be an Event of Default under the
Credit Agreement with the same force and effect as if fully set forth in the Credit Agreement.

3. REPRESENTATIONS AND WARRANTIES. La Quinta represents and warrants to Lenders that, as of the date hereof and after giving effect to the amendments provided in SECTION 1:

          a. La Quinta and its Subsidiaries are in compliance with all of the terms, provisions and covenants of the Agreement;

          b. the representations and warranties contained in the Agreement (after giving effect to this Second Amendment) are true and correct on and as of the date hereof and as though made on and as of such dates;

          c. no event has occurred and is continuing which constitutes a Default or an Event of Default;

          d. La Quinta and each Subsidiary, as appropriate, has full power and authority to execute and deliver this Second Amendment, the Revolving Credit Notes and the Term Loan Notes referred to in Section 3(b) of this Second Amendment, and all other documents and agreements executed in connection with this Second Amendment (collectively, the "Amendment Loan Papers") and this Second Amendment and the Agreement, as amended hereby, constitute the legal, valid and binding obligation of La Quinta or each Subsidiary, as appropriate, enforceable in accordance with their terms, except as enforceability may be limited by debtor relief laws and except as rights to indemnity may be limited by federal or state securities laws; and

          e. no authorization, approval, consent or other action by, notice to, or filing with, any Person, is required for the execution, delivery or performance by La Quinta or any Subsidiary, as appropriate, of this Second Amendment or the other Amendment Loan Papers.

4. CONDITIONS OF EFFECTIVENESS. The amendments provided for in SECTION 1 of this Second Amendment shall be effective as of April 21, 1995, upon the receipt by Administrative Lender or Lender or the occurrence or existence of each of the following, as appropriate:

          (a) a certificate of an officer acceptable to Lenders of La Quinta, and including (i) any amendments to its articles of incorporation since January 25, 1994, (ii) any amendments to its bylaws since January 25, 1994, (iii) a copy of the resolutions authorizing it to execute, deliver and perform the Loan Papers to which it is a party, and (iv) a copy of a certificate of good standing and a certificate of existence for its state of incorporation;

          (b) a certificate of an officer acceptable to Lender of La Quinta Puerto Rico, Inc., a Delaware corporation ("LQ-PUERTO RICO"), certifying as to the incumbency of the officers signing the Loan Papers to which it is a party, and including (i) its articles of incorporation, certified by the Secretary of State of Delaware, (ii) its bylaws, (iii) a copy of the resolutions authorizing it to execute, deliver and perform the Loan Papers to which it is a party, and (iv) a copy of a certificate of good standing and a certificate of existence for its state of incorporation;

          (c) a duly executed Revolving Credit Note and Term Loan Note, payable to the order of each Lender and in an amount equal to its Specified Percentage of the Revolving Credit Commitment and the Term Loan Commitment, respectively, as hereby amended;

          (d) receipt by Administrative Lender (and subject to Section 9.9 of the Agreement), for the ratable account of Lenders, an amendment fee equal to 0.125% of the Total Commitment;

          (e) opinions of counsel to La Quinta and its Subsidiaries addressed to Administrative Lender and Lenders and in form and substance satisfactory to Administrative Lender and Lenders, dated the Effective Date, and covering such matters incident to the transactions contemplated hereby as the Administrative Lender or Special Counsel may reasonably request and opinions of local counsel in states other than Texas in which Facilities are located in form and substance satisfactory to Administrative Lender regarding the amendments to the Deeds of Trust;

          (f) reimbursement for the Administrative Lender for Special Counsel's reasonable fees and expenses rendered through the date of this Second Amendment;

          (g) evidence that all corporate or other proceedings of La Quinta and Subsidiaries taken in connection with the transactions contemplated by this Second Amendment and the other Loan Papers shall be reasonably satisfactory in form and substance to Administrative Lender, Lenders and Special Counsel; and the Lenders shall have received copies of all documents or other evidence which Administrative Lender, Special Counsel or any Lender may reasonably request in connection with such transactions;

          (h) the duly executed amendments to the Deeds of Trust, in form and substance satisfactory to Administrative Lender;

          (i) the duly executed Fourth Amended and Restated Master Covenant Agreement;

          (j) a certificate of an officer acceptable to Administrative Lender and Lenders, in form and substance satisfactory to the Administrative Lender and Lenders, certifying that the execution, delivery and performance by the Obligors of this Second Amendment and related documents will not violate or result in a default in respect of any of the terms of the Senior Subordinated Notes;

          (k) the representations and warranties set forth in Section 3 of this Second Amendment shall be true and correct;

          (l) receipt by Administrative Lender of all amounts due under the letter dated April 21, 1995 between Administrative Lender and La Quinta;

          (m)  duly executed LQ-Puerto Rico Guaranty; and

          (n) Administrative Lender and Lenders shall have received, in form and substance satisfactory to Administrative Lender and Lenders, such other documents, certificates, and instruments as Lenders shall require.

5.   REFERENCE TO THE AGREEMENT.

          5.1 Upon the effectiveness of this Second Amendment, each reference in the Agreement to "this Agreement", "hereunder", "herein", or words of like import shall mean and be a reference to the Agreement, as affected and amended hereby.

          5.2 The Agreement, as amended by the amendments referred to above, shall remain in full force and effect and are hereby ratified and confirmed.

6. GUARANTOR ACKNOWLEDGEMENT. Each of the Guarantors signing below acknowledge and agree that its obligations and liabilities under its Guaranty Agreement and each other Loan Paper executed by each such Guarantor and any liens or security interests granted thereunder (i) are not released, diminished or impaired in any manner by this Second Amendment or any of the provisions contemplated herein and (ii) cover, among other things, the Revolving Credit Commitment and the Term Loan Commitment, and as modified pursuant to the terms of this Second Amendment.

7. AMENDMENT TO REIMBURSEMENT AGREEMENTS. Each of the Lenders acknowledge and agree to the terms of the Amendment to Reimbursement Agreements in the form of ANNEX A attached to this Second Amendment.

8. COSTS, EXPENSES AND TAXES. La Quinta shall pay within five days after demand all costs and expenses of Administrative Lender and Lenders in connection with the preparation, reproduction, execution and delivery of this Second Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for Administrative Lender and Lenders with respect thereto and with respect to advising Administrative Lender and Lenders as to their rights and responsibilities under the Agreement, as hereby amended).

9. EXECUTION IN COUNTERPARTS. This Second Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

10. GOVERNING LAW; BINDING EFFECT. This Second Amendment shall be governed by and construed in accordance with the laws of the State of Texas and be binding upon La Quinta, Administrative Lender and Lenders and their respective successors and assigns.

11. HEADINGS. Section headings in this Second Amendment are included herein for convenience of reference only and shall not constitute part of this Second Amendment for any other purpose.

12. FINAL AGREEMENT. THE AGREEMENT, AS EFFECTED BY THE AMENDMENTS CONTAINED IN THIS SECOND AMENDMENT, TOGETHER WITH EACH OTHER LOAN PAPER, REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

============================================
REMAINDER OF PAGE LEFT INTENTIONALLY BLANK
=============================================

     IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as of the date first above written.

                                     LA QUINTA INNS, INC.


                                     By: /s/ DEWEY W. CHAMBERS
                                        ___________________________________
                                         Dewey W. Chambers, Vice President-
                                          Treasurer


ADMINISTRATIVE LENDER:               NATIONSBANK OF TEXAS, N.A.,
                                     as Administrative Lender

                                     By: /s/ DOUGLAS E. HUTT
                                        ____________________________________
                                         Douglas E. Hutt, Senior Vice President

LENDERS:                             NATIONSBANK OF TEXAS, N.A.


                                     By: /s/DOUGLAS E. HUTT
                                        _____________________________________
                                         Douglas E. Hutt, Senior Vice President


                                     CITICORP USA, INC.



                                     By:______________________________________
                                        ______________, ______________________
                                         (Print Name)   (Print Title)

     IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as of the date first above written.

                                     LA QUINTA INNS, INC.


                                     By:
                                        ___________________________________
                                         Dewey W. Chambers, Vice President-
                                          Treasurer


ADMINISTRATIVE LENDER:               NATIONSBANK OF TEXAS, N.A.,
                                     as Administrative Lender

                                     By:
                                        ____________________________________
                                         Douglas E. Hutt, Senior Vice President

LENDERS:                             NATIONSBANK OF TEXAS, N.A.


                                     By:
                                        _____________________________________
                                         Douglas E. Hutt, Senior Vice President


                                     CITICORP USA, INC.



                                     By: /s/ BARBARA COHEN
                                        ______________________________________
                                         Barbara Cohen    Vice Presdient
                                        ______________, ______________________
                                         (Print Name)   (Print Title)

                                     THE FROST NATIONAL BANK


                                     By: /s/ SUZANNE HOUSER
                                        ______________________________________
                                        Suzanne Houser   Vice President
                                        ______________, ______________________
                                        (Print Name)    (Print Title)

                                     TEXAS COMMERCE BANK NATIONAL
                                     ASSOCIATION


                                     By: /s/ DAN M. DANELO
                                        ______________________________________
                                        Dan M. Danelo   Sr. Vice President
                                        ______________, ______________________
                                        (Print Name)    (Print Title)

                                     BANK OF SCOTLAND


                                     By: /s/ ELIZABETH WILSON
                                        ______________________________________
                                        Elizabeth Wilson   Vice President and
                                                            Branch Manager
                                        ______________, ______________________
                                        (Print Name)    (Print Title)

                                     BANK OF AMERICA ILLINOIS


                                     By: /s/ W. THOMAS BARNETT
                                        ______________________________________
                                        W. Thomas Barnett   Vice President
                                        _________________, ___________________
                                        (Print Name)     (Print Title)

                                     BANK ONE, TEXAS, N.A.


                                     By: /s/ ALAN L. MILLER
                                        ______________________________________
                                        Alan L. Miller   Vice President
                                        _______________, _____________________
                                        (Print Name)     (Print Title)

                                     FIRST INTERSTATE BANK OF TEXAS, N.A.


                                     By: /s/ CHARLES T. BRIDGMAN
                                        ______________________________________
                                        Charles T. Bridgman  Vice President
                                        ___________________, _________________
                                        (Print Name)     (Print Title)

                                     U.S. BANK OF WASHINGTON,
                                     NATIONAL ASSOCIATION


                                     By: /s/ BLAKE R. HOWELLS
                                        _____________________________________
                                        Blake R. Howells   Vice President
                                        ________________, ___________________
                                        (Print Name)      (Print Title)

                                     ACKNOWLEDGED AND AGREED:

                                     LA QUINTA REALTY CORP.

                                     By: /s/ JOHN F. SCHMUTZ
                                        ______________________________________
                                        John F. Schmutz, Vice President


                                     LA QUINTA PLAZA, INC.


                                     By: /s/ JOHN F. SCHMUTZ
                                        ______________________________________
                                        John F. Schmutz, Vice President


                                     LA QUINTA FINANCIAL CORPORATION


                                     By: /s/ JOHN F. SCHMUTZ
                                        ______________________________________
                                        John F. Schmutz, Vice President


                                     LA QUINTA INVESTMENTS, INC.


                                     By: /s/ JOHN F. SCHMUTZ
                                        ______________________________________
                                        John F. Schmutz, Vice President


                                     LQI ACQUISITION CORPORATION


                                     By:______________________________________
                                        ______________, ______________________
                                        (Print Name)    (Print Title)

                                     ACKNOWLEDGED AND AGREED:

                                     LA QUINTA REALTY CORP.

                                     By:
                                        ______________________________________
                                        John F. Schmutz, Vice President


                                     LA QUINTA PLAZA, INC.


                                     By:
                                        ______________________________________
                                        John F. Schmutz, Vice President


                                     LA QUINTA FINANCIAL CORPORATION


                                     By:
                                        ______________________________________
                                        John F. Schmutz, Vice President


                                     LA QUINTA INVESTMENTS, INC.


                                     By:
                                        ______________________________________
                                        John F. Schmutz, Vice President


                                     LQI ACQUISITION CORPORATION


                                     By: /s/ ROLAND B. BLISS
                                        ______________________________________
                                        Roland B. Bliss  President & Treasurer
                                        ______________, ______________________
                                        (Print Name)    (Print Title)

                                     LA QUINTA MOTOR INNS LIMITED
                                     PARTNERSHIP


                                     By:  La Quinta Realty Corp., its General
                                             Partner


                                          By: /s/ JOHN F. SCHMUTZ
                                             _________________________________
                                             John F. Schmutz, Vice President


                                     LQM OPERATING PARTNERS, L.P.

                                     By:  La Quinta Realty Corp., its General
                                          Partner


                                          By: /s/ JOHN F. SCHMUTZ
                                             _________________________________
                                             John F. Schmutz, Vice President


                                     LQ-BIG APPLE JOINT VENTURE

                                     By:  La Quinta Inns, Inc., its Partner


                                          By: /s/ DEWEY W. CHAMBERS
                                             _________________________________
                                             Dewey W. Chambers,
                                             Vice President-Treasurer


                                     By:  La Quinta Investments, Inc.,
                                             its Partner


                                          By: /s/ JOHN F. SCHMUTZ
                                             _________________________________
                                             John F. Schmutz, Vice President

                                     LQ-LNL LIMITED PARTNERSHIP

                                     By:  La Quinta Inns, Inc., its Managing
                                             General Partner


                                          By: /s/ DEWEY W. CHAMBERS
                                             _________________________________
                                             Dewey W. Chambers,
                                             Vice President-Treasurer


                                     LQ-EAST IRVINE JOINT VENTURE

                                     By:  La Quinta Inns, Inc., its Partner


                                          By: /s/ DEWEY W. CHAMBERS
                                             _________________________________
                                             Dewey W. Chambers,
                                             Vice President-Treasurer


                                     By:  La Quinta Investments, Inc.,
                                             its Partner


                                          By: /s/ JOHN F. SCHMUTZ
                                             _________________________________
                                             John F. Schmutz, Vice President

                                     LQ-INVESTMENTS I


                                     By:  La Quinta Inns, Inc., its Managing
                                          General Partner


                                          By: /s/ DEWEY W. CHAMBERS
                                             _________________________________
                                             Dewey W. Chambers,
                                             Vice President-Treasurer


                                     By:  La Quinta Investments, Inc.,
                                           a General Partner


                                          By: /s/ JOHN F. SCHMUTZ
                                             _________________________________
                                             John F. Schmutz, Vice President


                                     LQ-INVESTMENTS II

                                    By:  La Quinta Inns, Inc., its Managing
                                         General Partner


                                          By: /s/ DEWEY W. CHAMBERS
                                             _________________________________
                                             Dewey W. Chambers,
                                             Vice President-Treasurer


                                     By:  La Quinta Investments, Inc.,
                                          a General Partner


                                          By: /s/ JOHN F. SCHMUTZ
                                             _________________________________
                                             John F. Schmutz, Vice President

                                     LA QUINTA INNS OF LUBBOCK, INC.


                                     By: /s/ JOHN F. SCHMUTZ
                                        ______________________________________
                                        John F. Schmutz, Vice President


                                     LA QUINTA INNS OF PUERTO RICO, INC.


                                     By: /s/ JOHN F. SCHMUTZ
                                        ______________________________________
                                        John F. Schmutz, Vice President

                                 SCHEDULE 3
                            LA QUINTA INNS, INC.
                  SUBSIDIARIES AND UNINCORPORATED VENTURES

                                             STATE OF
                                          INCORPORATION
                                                OR              PERCENTAGE OF
           NAME                            ORGANIZATION           OWNERSHIP
           ----                           -------------         -------------
La Quinta Realty Corp.                         Texas                 100
La Quinta Plaza, Inc.                          Texas                 100
La Quinta Financial Corporation                Texas                 100
La Quinta Investments, Inc.                    Delaware              100
LQI Acquisition Corporation                    Delaware              100
LQM Operating Partners, L.P.                   Delaware              100
LQ-Big Apple Joint Venture                     Delaware              100
LQ-East Irvine Joint Venture                   California            100
La Quinta-Houston I.H. 10, Ltd.                Texas                 50
La Quinta San Antonio-South Joint Venture      Texas                 50
La Quinta Austin Motor Hotel, Ltd.             Texas                 66.67
La Quinta-Dallas Central Expressway, Ltd.      Texas                 64.81
LQ Motor Inn Venture-Austin No. 530*           Texas                 50
La Quinta-Wichita, Kansas, No. 532, Ltd.       Texas                 50
LQ-Baton Rouge Joint Venture*                  Texas                 100
LQ-West Bank Joint Venture*                    Texas                 60
LQ-Denver Peoria St., LTD                      Texas                 100
San Antonio Main Avenue Motel, Ltd.            Texas                 66.67
LQ-LNL Joint Venture                           Texas                 100
LQ Investments I*                              Texas                 100
LQ Investments II*                             Texas                 100
La Quinta Development Partners, L.P.*          Delaware              40
La Quinta Inns of Lubbock, Inc.                Texas                 100
La Quinta Inns of Puerto Rico, Inc.            Delaware              100

*Indicates Joint Venture Agreements with a buy/sell provision.


                                   SCHEDULE 6
                             LA QUINTA INNS, INC.
                     UNINCORPORATED VENTURES TO BE PURCHASED


La Quinta-Houston I.H. 10, Ltd.
La Quinta-San Antonio South Joint Venture
La Quinta Austin Motor Hotel, Ltd.
La Quinta-Dallas Central Expressway, Ltd.
LQ Motor Inn Venture-Austin No. 530
La Quinta-Wichita, Kansas, No. 532, Ltd.
LQ-West Bank Joint Venture
La Quinta Development Partners, L.P.
San Antonio Main Avenue Motel, Ltd.

                                   SCHEDULE 8
                              LA QUINTA INNS, INC.
                        INSOLVENT UNINCORPORATED VENTURES


None

                                   ANNEX A

                    AMENDMENT TO REIMBURSEMENT AGREEMENTS

   THIS AMENDMENT to REIMBURSEMENT AGREEMENTS (this "Amendment"), dated as of April 21, 1995, is entered into among NationsBank of Texas, N.A. ("Lender"), La Quinta Inns, Inc. (formerly known as La Quinta Motor Inns, Inc.), a Texas corporation ("LQMI"), LQ-Baton Rouge Joint Venture, a Texas joint venture ("LQBR"), and La Quinta Development Partners, L.P., a Delaware limited partnership ("LQDP").

                                  BACKGROUND

   1.  LQMI and Lender heretofore entered into the following Reimbursement
Agreements:

   a. Reimbursement Agreement, dated as of June 1, 1991, between LQMI and Lender pursuant to which Lender issued a certain irrevocable letter of credit in the original stated amount of $4,925,344, in favor of The First National Bank of Chicago in its capacity as Trustee (the "Trustee") for the benefit of the holders of the Village of Schaumburg, Cook and DuPage Counties, Illinois Industrial Development Revenue Refunding Bonds (La Quinta Motor Inns, Inc. Project) Series 1991;

   b. Reimbursement Agreement, dated as of June 1, 1991, between LQMI and Lender pursuant to which Lender has issued a certain irrevocable letter of credit in the original stated amount of $3,631,355, in favor of the Trustee for the benefit of the holders of the Savannah Economic Development Authority Revenue Refunding Bonds (La Quinta Motor Inns, Inc. Project) Series 1991;

   c. Reimbursement Agreement, dated as of July 1, 1991, between LQMI and Lender pursuant to which Lender has issued a certain irrevocable letter of credit in the original stated amount of $3,314,250, in favor of the Trustee for the benefit of the holders of the Texarkana, Texas Industrial Development Corporation Industrial Development Revenue Refunding Bonds (La Quinta Motor Inns, Inc. Project) Series 1991;

   d. Reimbursement Agreement, dated as of July 1, 1991, between LQMI and Lender pursuant to which Lender has issued a certain irrevocable letter of credit in the original stated amount of $2,802,792, in favor of the Trustee for the benefit of the holders of the Economic Development Corporation of the City of Kalamazoo Economic Development Revenue Refunding Bonds (La Quinta Motor Inns, Inc. Project) Series 1991;

   e. Reimbursement Agreement, dated as of September 1, 1991, between LQMI and Lender pursuant to which Lender has issued a certain irrevocable letter of credit in the original stated amount of $2,301,562.50, in favor of the Trustee for the benefit of the holders of the Industrial Development Board of the Parish of Bossier, Louisiana, Inc. Refunding Revenue Bonds (La Quinta Motor Inns, Inc. Project) Series 1991;

   f. Reimbursement Agreement, dated as of November 1, 1991, between LQMI and Lender pursuant to which Lender has issued a certain irrevocable letter of credit in the original stated amount of $2,587,979,17, in favor of the Trustee for the benefit of the holders of the City of El Paso Industrial Development Authority, Incorporated Industrial Development Revenue Refunding Bonds (La Quinta Motor Inns, Inc. Project) Series 1991;

   g. Reimbursement Agreement, dated as of November 1, 1991, between LQMI and Lender pursuant to which Lender has issued a certain irrevocable letter of credit in the original stated amount of $3,099,437.55, in favor of the Trustee for the benefit of the holders of the Maverick County Industrial Development Corporation Industrial Development Revenue Refunding Bonds (La Quinta Motor Inns, Inc. Project) Series 1991;

   h. Reimbursement Agreement, dated as of November 1, 1991, between LQMI and Lender pursuant to which Lender has issued a certain irrevocable letter of credit in the original stated amount of $3,263,104.17, in favor of the Trustee for the benefit of the holders of the Wheat Ridge, Colorado Industrial Development Revenue Refunding Bonds (La Quinta Motor Inns, Inc. Project) Series 1991;

   i. Reimbursement Agreement, dated as of December 1, 1991, between LQMI and Lender pursuant to which Lender has issued a certain irrevocable letter of credit in the original stated amount of $3,687,614.58, in favor of the Trustee for the benefit of the holders of the City of Aurora Industrial Development Revenue Refunding Bonds (La Quinta Motor Inns, Inc. Project) Series 1991;

   j. Reimbursement Agreement, dated as of January 1, 1992, between LQMI and Lender pursuant to which Lender has issued a certain irrevocable letter of credit in the original stated amount of $6,822,854.17, in favor of the Trustee for the benefit of the holders of the City of San Bernardino, California Industrial Development Revenue Refunding Bonds (La Quinta Motor Inns, Inc. Project) Series 1992;

   k. Reimbursement Agreement, dated as of June 1, 1992, between LQMI and Lender pursuant to which Lender has issued a certain irrevocable letter of credit in the original stated amount of $4,531,655, in favor of the Trustee for the benefit of the holders of the Peninsula Ports Authority of Virginia Floating Rate Monthly

       Demand Industrial Development Revenue Bonds, Series 1984 (La Quinta Motor Inns, Inc. Project);

   l. Reimbursement Agreement, dated as of June 1, 1992, between LQMI and Lender pursuant to which Lender has issued a certain irrevocable letter of credit in the original stated amount of $4,531,655, in favor of the Trustee for the benefit of the holders of the Village of Elk Grove Village, Cook and DuPage Counties, Illinois Floating Rate Monthly Demand Industrial Development Revenue Bonds, Series 1984 (La Quinta Motor Inns, Inc. Project);

   m. Reimbursement Agreement, dated as of November 1, 1992, between LQMI and Lender pursuant to which Lender has issued a certain irrevocable letter of credit in the original stated amount of $2,828,364.58, in favor of the Trustee for the benefit of the holders of the Nacogdoches Industrial Development Authority, Inc. Industrial Development Revenue Refunding Bonds (La Quinta Motor Inns, Inc. Project) Series 1992.

   n. Reimbursement Agreement, dated as of May 1, 1993, between LQMI and Lender pursuant to which Lender has issued a certain irrevocable letter of credit in the original stated amount of $4,091,666.67 in favor of the Trustee for the benefit of the holders of the City of Oakbrook Terrace, Illinois Industrial Development Revenue Refunding Bonds (La Quinta Motor Inns, Inc. Project) Series 1993; and

   o. Reimbursement Agreement, dated as of October 1, 1993, between LQMI and Lender pursuant to which Lender has issued a certain irrevocable letter of credit in the original stated amount of $3,068,750.00 in favor of the Trustee for the benefit of the holders of the City of Virginia Beach Development Authority Industrial Development Revenue Refunding Bonds
       (La Quinta Inns, Inc. Project) Series 1993.

   (each, as previously amended, modified, supplemented or restated from time to time, a "LQMI Reimbursement Agreement" and collectively the "LQMI Reimbursement Agreements").

   2. LQBR and Lender heretofore entered into that certain Reimbursement Agreement, dated as of June 1, 1992, pursuant to which Lender has issued a certain irrevocable letter of credit in the original stated amount of $3,554,635.42, in favor of the Trustee for the benefit of the holders of the Industrial Development Board of the Parish of East Baton Rouge, Louisiana, Inc. Industrial Development Revenue Refunding Bonds (La Quinta Motor Inns, Inc. Project) Series 1992 (as previously amended, the "LQBR Reimbursement Agreement").

   3. LQDP, LQMI and Lender heretofore entered into that certain Reimbursement Agreement, dated as of May 1, 1993, pursuant to which Lender has issued a certain irrevocable letter of credit in the original stated amount of $4,296,250 in favor of the Trustee for the benefit of the holders of the City of Stockton, California Industrial Development Revenue Refunding Bonds (La Quinta Motor Inns, Inc. Project) Series 1993 (as previously amended, the "LQDP Reimbursement Agreement").

   4. The LQMI Reimbursement Agreements, the LQBR Reimbursement Agreement and the LQDP Reimbursement Agreement are collectively the "Reimbursement Agreements" and each a "Reimbursement Agreement".

   5. The Reimbursement Agreements were amended by that certain Amendment to Reimbursement Agreements dated as of January 25, 1994.

   6. LQMI and Lender desire to further amend the LQMI Reimbursement Agreements, LQBR and Lender desire to further amend the LQBR Reimbursement Agreement, and LQDP, LQMI and Lender desire to further amend the LQDP Reimbursement Agreement.

   NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, LQMI, LQBR, LQDP, and Lender covenant and agree as follows:

   1.  AMENDMENTS.

   a. Section 1 of each Reimbursement Agreement is hereby amended by adding the following definitions:

       "'ADJUSTMENT DATE' shall have the meaning given thereto in the Credit Agreement."

       "'ARA' shall have the meaning given thereto in the Credit Agreement."

       "'INDEX DEBT RATING' shall have the meaning given thereto in the Credit Agreement"

       "'INITIAL PRICING PERIOD' shall have the meaning given thereto in the Credit Agreement."

       "'MOODY'S' shall have the meaning given thereto in the Credit
   Agreement."

       "'S&P' shall have the meaning given thereto in the Credit Agreement."

       "'SUBSEQUENT PRICING PERIOD' shall have the meaning given thereto in the Credit Agreement."

   b. The definition of "APPLICABLE MARGIN" set forth in each Reimbursement Agreement is hereby amended to read as follows:

       "'APPLICABLE MARGIN' means the following per annum percentages, applicable in the following situations:



                                                PRIME RATE    LIBOR      CD
            APPLICABILITY                          BASIS      BASIS     BASIS
            -------------                       ----------    -----     -----


  (a)  INITIAL PRICING PERIOD.                      0.00       0.875    1.00

  (b)  SUBSEQUENT PRICING PERIOD.

       CATEGORY 1 - The Leverage Ratio is not       0.00       1.00     1.125
       less than 3.75 to 1

       CATEGORY 2 - The Leverage Ratio is less      0.00       0.875    1.00
       than 3.75 to 1 but not less than 3.25
       to 1

       CATEGORY 3 - The Leverage Ratio is less      0.00       0.75     0.875
       than 3.25 to 1 but not less than 2.75
       to 1 or the Index Debt Rating is any
       two of the following: BBB- by S&P,
       BBB- by ARA or Baa3 by Moody's

       CATEGORY 4 - The Leverage Ratio is less      0.00       0.625    0.75
       than 2.75 to 1 but not less than 2.0
       to 1 or the Index Debt Rating is any
       two of the following: BBB by S&P, BBB
       by ARA or Baa2 by Moody's

       CATEGORY 5 - The Leverage Ratio is less      0.00        .50     0.625
       than 2.00 to 1 or the Index Debt Rating
       is any two of the following: BBB+ or
       better by S&P, BBB+ or better by ARA or
       Baa1 or better by Moody's


     The Applicable Margin payable by the Company on the outstanding draws under the Letter of Credit which are Tender Drafts shall be adjusted on each Adjustment Date if determined based on the (i) Leverage Ratio, according to the performance of the Company for the most recent fiscal quarter or (ii) the Index Debt Rating, according to the most recent determination of the Index Debt Rating. For purposes of the foregoing, (a) if the Index Debt Rating and the Leverage Ratio are in different categories, the Applicable Margin shall be determined on whichever of the Index Debt Rating or the Leverage Ratio falls within the superior (or numerically higher) category, (b) if the Applicable Margin is determined based on the Leverage Ratio and the financial statements of the Borrower setting forth the Leverage Ratio are not received by the Bank by the date required pursuant to Section 5.1(A) or 5.1(B), as applicable, of the Master Covenant Agreement, the Applicable Margin shall be determined as if the Leverage Ratio is not less than 3.75 to 1, (c) if the Index Debt Rating established by ARA shall fall within a different category than Moody's or S&P, the Applicable Margin shall be determined by reference to Moody's or S&P and (d) if the Index Debt Rating established by Moody's and S&P shall fall within different categories, the Applicable Margin shall be determined by reference to the superior (or numerically higher) category, but not to exceed two rating levels higher than the other rating agency. If the rating system of Moody's, S&P or ARA shall change prior to the Termination Date, the Company and the Bank shall negotiate in good faith to amend the references to specific ratings in this definition to reflect such changed rating system."

  c. Section 3 of each Reimbursement Agreement is hereby amended by deleting said section and substituting the following in lieu thereof:

      "Section 3. TERM OF THE LETTER OF CREDIT. The term of the Letter of Credit shall, subject to earlier termination in accordance with its terms, end on May 31, 2002; PROVIDED, that the Letter of Credit may, subject to earlier termination in accordance with its terms, (i) commencing May 31, 2000, be extended at the written request of LQMI for an additional period of one year beyond the then existing term of the Letter of Credit if the Bank shall have given a Notice of Extension prior to May 31, 2000 and (ii) thereafter be extended at the written request of LQMI for successive additional periods of one year each beyond the then existing term of the Letter of Credit if the Bank shall have given a Notice of Extension prior to May 31 of each year thereafter. The Bank may determine to extend the term of the Letter of Credit in its sole discretion, and no course of dealing or other circumstances shall require the Bank to extend the Letter of Credit."

  d. Section 4(a) of each Reimbursement Agreement is hereby amended by deleting said section and substituting the following in lieu thereof:

      "(a) LETTER OF CREDIT FEES. Subject to Section 16(g) hereof, the
  Company hereby agrees to pay to the Bank (i) a letter of credit fee for the period from and including April 21, 1995 until the Termination Date, computed on a daily basis at the following per annum percentages, applicable in the following situations:


                          APPLICABILITY                             PERCENTAGE
                          -------------                             ----------

  (A)  INITIAL PRICING PERIOD                                          0.875

  (B)  SUBSEQUENT PRICING PERIOD

       CATEGORY 1 - The Leverage Ratio is not less than 3.75 to 1      1.00

       CATEGORY 2 - The Leverage Ratio is less than 3.75 to 1 but      0.875
                    not less than 3.25 to 1

                                      -6-

       CATEGORY 3 - The Leverage Ratio is less than 3.25 to 1 but      0.75
       not less than 2.75 to 1 or the Index Debt Rating is any two of the following: BBB- by S&P, BBB- by ARA or Baa3 by Moody's

       CATEGORY 4 - The Leverage Ratio is less than 2.75 to 1 but      0.625
       not less than 2.00 to 1 or the Index Debt Rating is any two of the following: BBB by S&P, BBB by ARA or Baa2 by Moody's

       CATEGORY 5 - The Leverage Ratio is less than 2.00 to 1 or       0.50
       the Index Debt Rating is any two of the following:
       BBB+ or better by S&P, BBB+ or better by ARA or Baa1 or
       better by Moody's


   calculated as a percentage of the amount from time to time available to be drawn under the Letter of Credit and (ii) an issuance and fronting fee equal to 0.10% of the amount from time to time available to be drawn under the Letter of Credit. Amounts payable under this Section 4(a) shall be calculated on each calendar quarter and payable quarterly in arrears, based on a 365 or 365-day year, as appropriate, in immediately available funds, on the 15th day following the end of each calendar quarter. The fee payable in respect of the Letter of Credit shall be adjusted on each Adjustment Date if determined based on the (i) Leverage Ratio, on a quarterly basis according to the performance of the Company for the most recent fiscal quarter or (ii) the Index Debt Rating, according to the most recent determination of the Index Debt Rating. For purposes of the foregoing,
   (a) if the Index Debt Rating and the Leverage Ratio are in different categories, the Applicable Margin shall be determined on whichever of the Index Debt Rating or the Leverage Ratio falls within the superior (or numerically higher) category, (b) if the Letter of Credit fee is determined based on the Leverage Ratio and the financial statements of the Company setting forth the Leverage Ratio are not received by the Bank by the date required pursuant to Section 5.1(A) or 5.1(B), as applicable, of the Master Covenant Agreement, the Letter of Credit fee shall be determined as if the Leverage Ratio is not less than 3.75 to 1, (c) if the Index Debt Rating established by ARA shall fall within a different category than Moody's or S&P, the Letter of Credit fee shall be determined by reference to Moody's or S&P, and (d) if the Index Debt Rating established by Moody's and S&P shall fall within different categories, the Letter of Credit fee shall be determined by reference to the superior (or numerically higher) category, but not to exceed two rating levels higher than the other rating agency. If the rating system of Moody's, S&P or ARA shall change prior to the Termination Date, the Company and Bank shall negotiate in good faith to amend the references to specific ratings to reflect such changed rating system."



   2. REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT. By its execution and delivery hereof, LQMI, LQBR AND LQDP each represents and warrants that, as of the date hereof and after giving effect to the amendments contemplated by the foregoing Section 1:

   a. the representations and warranties contained in the LQMI Reimbursement Agreements, the LQBR Reimbursement Agreement and the LQDP Reimbursement Agreement are true and correct on and as of the date hereof as though made on and as of such date;

   b. no event has occurred and is continuing which constitutes a Default or an Event of Default;

   c. each LQMI, LQBR and LQDP has full power and authority to execute and deliver this Amendment, this Amendment and the LQMI Reimbursement Agreements, as amended hereby, constitute the legal, valid and binding obligations of LQMI, and this Amendment and the LQBR Reimbursement Agreement, as amended hereby, constitute the legal, valid and binding obligations of LQBR, each enforceable in accordance with their respective terms, and this Amendment and the LQDP Reimbursement Agreement, as amended hereby, constitute the legal, valid and binding obligations of LQMI and LQDP, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities laws;

   d. the financial statements of LQMI, LQBR and LQDP for the fiscal year ending December 31, 1994, are true and correct, fairly represent the financial condition of LQMI, LQBR and LQDP as at such date and have been prepared in accordance with GAAP applied on a basis consistent with prior periods; and there has been no material adverse change in the financial condition of LQMI or LQBR from that represented in such financial statements; and

   e. no authorization, approval, consent, or other action by, notice to, or filing with, any governmental authority or other Person, is required for the execution, delivery or performance by LQMI, LQBR or LQDP of this Amendment.

   3. CONDITIONS OF EFFECTIVENESS. This Amendment shall be effective as of April 21, 1995, subject to the following:

       (i)   Lender shall have executed a counterpart of this Amendment;

       (ii) Lender shall have received counterparts of this Amendment executed by LQMI, LQBR and LQDP;

       (iii) Lender shall have received, in form and substance satisfactory to Lender and its counsel, such other documents, certificates and instruments as Lender shall require; and

       (iv) Lender shall have received a fully-executed copy of the Second Amendment to Credit Agreement, dated as of April 21, 1995, among LQMI, the lenders party thereto, and NationsBank of Texas, N.A., as Administrative Lender.

   4. GUARANTOR'S ACKNOWLEDGMENT. By signing below, LQMI agrees that its obligations under the Guaranty Agreement between LQMI and the Trustee, dated as of June 1, 1992, with respect to the Industrial Development Board of the Parish of East Baton Rouge, Louisiana, Inc. Industrial Development Revenue Refunding Bonds (La Quinta Motor Inns, Inc. Project) Series 1992 are not released, modified, impaired or affected in any manner by this Amendment.

   5.  REFERENCE TO THE REIMBURSEMENT AGREEMENTS.

   a. Upon the effectiveness of this Amendment, each reference in each Reimbursement Agreement to "this Agreement", "hereunder", "herein", or words of like import shall mean and be a reference to such Reimbursement Agreement, as affected and amended hereby.

   b. The Reimbursement Agreements, as amended by the amendments referred to above, shall remain in full force and effect and are hereby ratified and confirmed.

   6. COSTS, EXPENSES AND TAXES. LQMI, LQBR and LQDP jointly and severally agree to pay on demand all costs and expenses of Lender in connection with the preparation, reproduction, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for Lender with respect thereto and with respect to advising Lender as to its rights and responsibilties under the Reimbursement Agreements, as hereby amended).

   7. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

   8. GOVERNING LAW; BINDING EFFECT. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas and shall be binding upon LQMI, LQBR, and Lender and their respective successors and assigns.

   9. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

   10. FINAL AGREEMENT. THE REIMBURSEMENT AGREEMENTS AS AMENDED, TOGETHER WITH THE OTHER RELATED DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES REGARDING THE SUBJECT

MATTER THEREIN AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR,
CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENT OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


==============================================================================
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==============================================================================

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

                               NATIONSBANK OF TEXAS, N.A.



                               By: /s/ Douglas E. Hutt
                                  ___________________________________________
                                  Douglas E. Hutt, Senior Vice President




                               LA QUINTA INNS, INC.



                               By: /s/ Dewey W. Chambers
                                  ___________________________________________
                                  Dewey W. Chambers, Vice President-Treasurer



                               L-Q BATON ROUGE JOINT VENTURE

                               By:  La Quinta Inns, Inc., its general partner




                                    By: /s/ Dewey W. Chambers
                                       ______________________________________
                                       Dewey W. Chambers
                                       Vice President-Treasurer



                               LA QUINTA DEVELOPMENT PARTNERS, L.P.

                               By:  La Quinta Inns, Inc., its general partner




                                    By: /s/ Michael A. Depatie
                                       ______________________________________
                                       Michael A. Depatie
                                       Senior Vice President-Finance

                             EXHIBIT O

                             GUARANTY

     This Guaranty, dated as of July 1, 1994 (this "GUARANTY"), is made by LQ CIGNA I, a Texas general partnership ("GUARANTOR") to be known as LQ-INVESTMENTS I.

                            BACKGROUND.

     1. La Quinta Inns, Inc., a Texas corporation ("COMPANY"), NationsBank of Texas, N.A., as Administrative Lender ("ADMINISTRATIVE LENDER") on behalf of NationsBank of Texas, N.A. and each other lender, and each other lender (singly, a "LENDER" and collectively, the "LENDERS") have entered into the Amended and Restated Credit Agreement, dated as of January 25, 1994 (as hereafter amended or otherwise modified from time to time, the "CREDIT AGREEMENT"). The capitalized terms not otherwise defined herein have the meanings specified in the Credit Agreement.

     2. Pursuant to the Credit Agreement, Company may, subject to the terms of the Credit Agreement and the other Loan Papers, request that Lenders make Advances and issue, or participate in the issuance of, Letters of Credit and Bond Letters of Credit.

     3. It is a condition precedent to the obligation of Lenders to make such Advances and issue, or participate in the issuance of, Letters of Credit and Bond Letters of Credit that Guarantor guarantee repayment thereof upon the terms and conditions set forth herein.

     4. The Board of Directors of La Quinta Investments, Inc., a Delaware corporation and a general partner of Guarantor, and the Board of Directors of La Quinta Inns, Inc., a Texas corporation and the managing general partner of Guarantor, have each determined that the execution, delivery, and performance of this Guaranty is necessary and convenient to the conduct, promotion, and attainment of Guarantor's business.

     5. Guarantor desires to induce Lender to make such Advances and issue, or participate in the issuance of, Letters of Credit and Bond Letters of Credit, which may reasonably be expected to benefit, directly or indirectly, Guarantor.

                             AGREEMENT.

     Now, therefore, in consideration of the premises and in order to induce Lenders to make Advances and issue, or participate in the issuance of, Letters of Credit and Bond Letters of Credit under the Credit Agreement, Guarantor agrees as follows:

     1.   GUARANTY.

          (a) Guarantor unconditionally and irrevocably guarantees the punctual payment of, and promises to pay, when due, whether at stated maturity, by mandatory prepayment, by acceleration or otherwise, all obligations, indebtedness and liabilities, and all rearrangements, renewals and extensions of all or any part thereof, of Company or any other Obligor now or hereafter arising from, by virtue of or pursuant to the Credit Agreement, the Notes, any other Loan Paper, and any and all renewals and extensions thereof, or any part thereof, or future amendments thereto, whether for principal, interest (including, without limitation, interest, fees and other charges that would accrue or become owing both prior to and subsequent to and but for the commencement of any proceeding against or with respect to Company or any other Obligor under any chapter of the Bankruptcy Code of 1978, 11 U.S.C.
     Section 101 ET SEQ. whether or not a claim is allowed for the same in any such proceeding), premium, fees, commissions, expenses or otherwise (such obligations being the "OBLIGATION"), and agrees to pay any and all reasonable expenses (including reasonable counsel fees and expenses) incurred in enforcement or collection of all or any part thereof, whether such obligations, indebtedness and liabilities are direct, indirect, fixed, contingent, joint, several or joint and several, and any rights under this Guaranty.

          (b) Anything contained in this Guaranty to the contrary notwithstanding, the obligations of Guarantor hereunder shall be limited to a maximum aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any applicable provisions of comparable state law (collectively, the "FRAUDULENT TRANSFER LAWS"), in each case after giving effect to all other liabilities of Guarantor, contingent or otherwise, that are relevant under the Fraudulent Transfer Laws (specifically excluding, however, any liabilities of Guarantor in respect of intercompany indebtedness to Company, other Affiliates of Company or other Obligors to the extent that such indebtedness would be discharged in an amount equal to the amount paid by Guarantor hereunder) and after giving effect as assets, subject to PARAGRAPH 4(a) hereof, to the value (as determined under the applicable provisions of Fraudulent Transfer Laws) of any rights to subrogation or contribution of Guarantor pursuant to (i) Applicable Law or (ii) any agreement providing for an equitable allocation among Guarantor and other Obligors of obligations arising under guaranties by such parties.

     2. GUARANTY ABSOLUTE. Guarantor guarantees that the Obligation will be paid strictly in accordance with the terms of the Credit Agreement, the Notes, and the other Loan Papers, regardless of any Applicable Law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of Administrative Lender or any Lender with respect thereto; PROVIDED, HOWEVER, nothing contained in this Guaranty shall require Guarantor to make any payment under this Guaranty in violation of any Applicable Law, regulation or order now or hereafter in effect. The obligations and liabilities of Guarantor hereunder are independent of the obligations of Company under the Credit Agreement and of the obligations of each other Obligor under each other Loan Paper and any Applicable Law. The liability of Guarantor under this Guaranty shall be absolute and unconditional irrespective of:

          (a) the taking or accepting of any other security or guaranty for any or all of the Obligation;

          (b) any increase, reduction or payment in full at any time or from time to time of any part of the Obligation, including any reduction or termination of the Commitments;

          (c) any lack of validity or enforceability of the Credit Agreement, the Notes, or any other Loan Paper or other agreement or instrument relating thereto, including but not limited by the unenforceability of all or any part of the Obligation by reason of the fact that (i) the Obligation, and/or the interest paid or payable with respect thereto, exceeds the amount permitted by Applicable Law, (ii) the act of creating the Obligation, or any part thereof, is ULTRA VIRES, (iii) the officers creating same acted in excess of their authority, or (iv) for any other reason;

          (d) any lack of corporate, partnership or other power of Company or any other Obligor;

          (e) any Debtor Relief Law involving Company, Guarantor or any other Obligor;

          (f) any renewal, compromise, extension, acceleration or other change in the time, manner or place of payment of, or in any other term of, all or any of the Obligation; any adjustment, indulgence, forbearance, or compromise that may be granted or given by any Lender or Administrative Lender to Company or any other Obligor; or any other modification, amendment, or waiver of or any consent to departure from the Credit Agreement, the Notes, or any other Loan Paper or other agreement or instrument relating thereto without notification of Guarantor (the right to such notification being herein specifically waived by Guarantor);

          (g) any exchange, release, sale, subordination, or non-perfection of any collateral or Lien thereon or any lack of validity or enforceability or change in priority, destruction, reduction, or loss or impairment of value of any collateral or Lien thereon;

          (h) any release or amendment or waiver of or consent to departure from any other guaranty for all or any of the Obligation;

          (i) the failure by any Lender or Administrative Lender to make any demand upon or to bring any legal, equitable, or other action against Company or any other Person (including without limitation any other Obligor), or the failure or delay by any Lender or Administrative Lender to, or the manner in which any Lender or Administrative Lender shall, proceed to exhaust rights against any direct or indirect security for the Obligation;

          (j) the existence of any claim, defense, set-off, or other rights which Company or Guarantor may have at any time against Company, any Lender, Administrative Lender or any Obligor, or any other Person, whether in connection with this Guaranty, the Loan Papers, the transactions contemplated thereby, or any other transaction;

          (k) any failure of any Lender or Administrative Lender to notify Guarantor of any renewal, extension, or assignment of the Obligation or any part thereof, or the release of any security, or of any other action taken or refrained from being taken by any Lender or Administrative Lender, it being understood that Lenders and Administrative Lender shall not be required to give Guarantor any notice of any kind under any circumstances whatsoever with respect to or in connection with the Obligation;

          (l) any payment by Company to any Lender or Administrative Lender is held to constitute a preference under any Debtor Relief Law or if for any other reason any Lender or Administrative Lender is required to refund such payment or pay the amount thereof to another Person; or

          (m) any other circumstance which might otherwise constitute a defense available to, or a discharge of, Company, Guarantor or any other Obligor, including without limitation any defense by reason of any disability or other defense of Company, or the cessation from any cause whatsoever of the liability of Company, or any claim that Guarantor's obligations hereunder exceed or are more burdensome than those of Company or any other Obligor.

This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Obligation is rescinded or must otherwise be returned by any Lender or any other Person upon the insolvency, bankruptcy or reorganization of Company, any other Obligor or otherwise, all as though such payment had not been made.

     3. WAIVER. To the extent not prohibited by Applicable Law, Guarantor hereby waives: (a) promptness, protest, diligence, presentments, acceptance, performance, demands for performance, notices of nonperformance, notices of protest, notices of dishonor, notices of acceptance of this Guaranty and notices of the existence, creation or incurrence of new or additional indebtedness, and any of the events described in SECTION 2 and of any other occurrence or matter with respect to any of the Obligation, this Guaranty or any of the other Loan Papers; (b) any requirement that Administrative Lender or any Lender protect, secure, perfect, or insure any Lien or security interest or any property subject thereto or exhaust any right or take any action against Company or any other Person or any collateral or pursue any other remedy in Administrative Lender's or any Lender's power whatsoever; (c) any right to assert against Administrative Lender or any Lender as a counterclaim, set-off or cross-claim, any counterclaim, set-off or claim which it may now or hereafter have against Administrative Lender, any Lender, Company or other Obligor; (d) any right to seek or enforce any remedy or right that Administrative Lender or any Lender now has or may hereafter have against

Company, any other Obligor or any other Person (to the extent permitted by Applicable Law); (e) any right to participate in any collateral or any right benefiting Administrative Lender or Lenders in respect of the Obligation; and
(f) any right by which it might be entitled to require suit on an accrued right of action in respect of any of the Obligation or require suit against Company or any other Person, whether arising pursuant to Section 34.02 of the Texas Business and Commerce Code, as amended, Section 17.001 of the Texas Civil Practice and Remedies Code, as amended, Rule 31 of the Texas Rules of Civil Procedure, as amended, or otherwise.

     4.   SUBROGATION AND SUBORDINATION.

     (a) Notwithstanding any reference to subrogation contained herein to the contrary, Guarantor hereby irrevocably waives any claim or other rights which it may have or hereafter acquire against Company or any other Obligor that arise from the existence, payment, performance or enforcement of Guarantor's obligations under this Guaranty, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, indemnification, any right to participate in any claim or remedy of any Lender or Administrative Lender against Company or any other Obligor or any collateral which any Lender or Administrative Lender now has or hereafter acquires, whether or not such claim, remedy or right arises in equity, or under contract, statutes or common law, including without limitation, the right to take or receive from Company or any other Obligor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim or other rights. If any amount shall be paid to Guarantor in violation of the preceding sentence and the Obligation shall not have been paid in full, such amount shall be deemed to have been paid to Guarantor for the benefit of, and held in trust for the benefit of, Lenders, and shall forthwith be paid to Administrative Lender to be credited and applied upon the Obligation, whether matured or unmatured, in accordance with the terms of the Credit Agreement. Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by the Credit Agreement and that the waiver set forth in this PARAGRAPH 4(a) is knowingly made in contemplation of such benefits.

     (b) If Guarantor becomes the holder of any indebtedness payable by Company or any other Obligor, Guarantor hereby subordinates all indebtedness owing to it from Company and each other Obligor to all indebtedness of Company and each other Obligor to Lenders and Administrative Lender, and agrees that upon the occurrence and continuance of a Default or an Event of Default, it shall not accept any payment on the same until final payment in full of the obligations of Company under the Credit Agreement, the Notes and all other Loan Papers, and shall in no circumstance whatsoever attempt to set-off or reduce any obligations hereunder because of such indebtedness. If any amount shall nevertheless be paid to Guarantor by Company or any other Obligor prior to payment in full of the Obligation, such amount shall be held in trust for the benefit of Lenders and Administrative Lender and shall forthwith be paid to Administrative Lender to be credited and applied to the Obligation, whether matured or unmatured.

     5. REPRESENTATIONS AND WARRANTIES. Guarantor hereby represents and warrants that all representations and warranties as they apply to Guarantor only set forth in ARTICLE 4 of the Credit Agreement (each of which is hereby incorporated by reference) are true and correct.

     6. COVENANTS. Guarantor hereby expressly assumes, confirms, and agrees to perform, observe, and be bound by all conditions and covenants set forth in the Credit Agreement, to the extent applicable to it, as if it were a signatory thereto. Guarantor further covenants and agrees (a) punctually and properly to perform all of Guarantor's covenants and duties under all other Loan Papers; (b) from time to time promptly to furnish Administrative Lender with any information or writings which Administrative Lender may request concerning this Guaranty; and (c) promptly to notify Administrative Lender of any claim, action, or proceeding affecting this Guaranty.

     7. AMENDMENTS, ETC. No amendment or waiver of any provision of this Guaranty nor consent to any departure by Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by Guarantor, Administrative Lender, and, either all Lenders or Determining Lenders, as appropriate, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     8. ADDRESSES FOR NOTICES. Unless otherwise provided herein, all notices, requests, consents and demands shall be in writing and shall be delivered by hand or overnight courier service, mailed or sent by telecopy to the respective addresses specified herein, or, as to any party, to such other addresses as may be designated by it in written notice to all other parties. All notices, requests, consents and demands hereunder shall be deemed to have been given on the date of receipt if delivered by hand or overnight courier service or sent by telecopy, or if mailed, effective on the earlier of actual receipt or three days after being mailed by certified mail, return receipt requested, postage prepaid, addressed as aforesaid.

     9. NO WAIVER; REMEDIES. No failure on the part of Administrative Lender or any Lender to exercise, and no delay in exercising, any right hereunder or under any of the Loan Papers shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder or under any of the Loan Papers preclude any other or further exercise thereof or the exercise of any other right. Neither Administrative Lender nor any Lender shall be required to (a) prosecute collection or seek to enforce or resort to any remedies against Company, any other Obligor or any other Person, (b) join Company, any other Obligor or any other Person in any action in which Administrative Lender or any Lender prosecutes collection or seeks to enforce or resort to any remedies against Company, any other Obligor or any other Person liable on any of the Obligation, or (c) seek to enforce or resort to any remedies with respect to any Liens granted to (or benefiting, directly or indirectly) Administrative Lender or any Lender by Company, any other Obligor or any other Person. Neither Administrative Lender nor any Lender shall have any obligation to protect, secure or insure any of the Liens or the properties or interests in properties subject thereto. The remedies herein provided are cumulative and not exclusive of any remedies provided by Applicable Law.

     10. RIGHT OF SET-OFF. Upon the occurrence and during the continuance of any Event of Default, each Lender and Administrative Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender or Administrative Lender to or for the credit or the account of Guarantor against any and all of the obligations of Guarantor now or hereafter existing under this Guaranty, irrespective of whether or not such Lender or Administrative Lender shall have made any demand under this Guaranty. Each Lender and Administrative Lender agrees promptly to notify Guarantor after any such set-off and application, provided that the failure to give such notice shall not affect the validity of such set-off and application or provide a defense to Guarantor's obligations under this Guaranty. The rights of each Lender and Administrative Lender under this SECTION 10 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which such Lender and Administrative Lender may have.

     11. LIENS. To the extent not prohibited by Applicable Law, Guarantor agrees that Administrative Lender or any Lender, in its discretion, without notice or demand and without affecting either the liability of Guarantor, Company or any other Obligor, or any security interest or other Lien, may foreclose any deed of trust or mortgage or similar Lien covering interests in real or personal property, and the interests in real or personal property secured thereby, by nonjudicial sale. Guarantor waives any defense to the recovery by Administrative Lender or any Lender hereunder against Company, Guarantor or any collateral of any deficiency after a nonjudicial sale and Guarantor expressly waives any defense or benefits that may be derived from Chapter 34 of the Texas Business and Commerce Code, Section 51.003 of the Texas Property Code, or any similar statute in effect in any other jurisdiction. Without limiting the foregoing, Guarantor waives, to the extent not prohibited by Applicable Law, any defense arising out of any such nonjudicial sale even though such sale operates to impair or extinguish any right of reimbursement or subrogation or any other right or remedy of Guarantor against Company or any other Person or any Collateral or any other collateral. Guarantor agrees that Guarantor is liable, subject to the limitations of SECTION 1 hereof, for any part of the Obligation remaining unpaid after any foreclosure.

     12. CONTINUING GUARANTY; TRANSFER OF NOTES. This Guaranty is an irrevocable continuing guaranty of payment and shall (a) remain in full force and effect until final payment in full (after the Term Loan Maturity Date) of the Obligation and all other amounts payable under this Guaranty, (b) be binding upon Guarantor, its successors and assigns, and (c) inure to the benefit of and be enforceable by Lender and Administrative Lender and their successors, transferees and assigns. Without limiting the generality of the foregoing CLAUSE (C), to the extent permitted by the Credit Agreement, each Lender may assign or otherwise transfer its rights under the Credit Agreement, the Notes or any of the Loan Papers or any interest therein to any other Person, and such other Person shall thereupon become vested with all the rights or any interest therein, as appropriate, in respect thereof granted to such Lender herein or otherwise.

     13. INFORMATION. Guarantor acknowledges and agrees that it shall have the sole responsibility for obtaining from Company and each other Obligor such information concerning

Company's and each Obligor's financial condition or business operations as Guarantor may require, and that neither Administrative Lender nor any Lender has any duty at any time to disclose to Guarantor any information relating to the business operations or financial conditions of Company or any Obligor.

     14. GOVERNING LAW. THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS. WITHOUT EXCLUDING ANY OTHER JURISDICTION, GUARANTOR AGREES THAT THE STATE AND FEDERAL COURTS OF TEXAS LOCATED IN DALLAS, TEXAS, SHALL HAVE JURISDICTION OVER PROCEEDINGS IN CONNECTION HEREWITH. THIS GUARANTY IS PERFORMABLE IN DALLAS COUNTY, TEXAS.

     15. WAIVER OF JURY TRIAL. GUARANTOR, ADMINISTRATIVE LENDER, AND LENDERS HEREBY KNOWINGLY, VOLUNTARILY, IRREVOCABLY AND INTENTIONALLY WAIVE, TO THE MAXIMUM EXTENT PERMITTED BY LAW, ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR CLAIM ARISING OUT OF OR RELATED TO THIS GUARANTY OR ANY OF THE LOAN PAPERS OR THE TRANSACTIONS CONTEMPLATED THEREBY. THIS PROVISION IS A MATERIAL INDUCEMENT TO LENDER ENTERING INTO THE CREDIT AGREEMENT.

     16. RATABLE BENEFIT. This Guaranty is for the ratable benefit of Lenders and Administrative Lender, each of which shall share any proceeds of this Guaranty pursuant to the terms of the Credit Agreement.

     17. GUARANTOR INSOLVENCY. Should Guarantor become insolvent, fail to pay its debts generally as they become due, voluntarily seek, consent to, or acquiesce in the benefits of any Debtor Relief Law or become a party to or be made the subject of any proceeding provided for by any Debtor Relief Law (other than as a creditor or claimant) that could suspend or otherwise adversely affect the rights of any Lender or Administrative Lender granted hereunder, then, the obligations of Guarantor under this Guaranty shall be, as between Guarantor and such Lender and Administrative Lender, a fully-matured, due, and payable obligation of Guarantor to such Lender and Administrative Lender (without regard to whether Company or any other Obligor is then in default under the Credit Agreement or any other Loan Paper or whether any part of the Obligation is then due and owing by Company or any other Obligor to such Lender or Administrative Lender), payable in full by Guarantor to such Lender or Administrative Lender upon demand, which shall be the estimated amount owing in respect of the contingent claim created hereunder.

     18. ENTIRE AGREEMENT. THIS GUARANTY, TOGETHER WITH THE OTHER LOAN PAPERS, REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES

HERETO.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

     IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                       LQ CIGNA I
                                       (To be known as LQ-INVESTMENTS I)



                                       By:  La Quinta Inns, Inc.,
                                            its Managing General Partner
Address for Guarantor:

112 East Pecan
San Antonio, Texas  78205              By:____________________________________
                                          __________________, ________________
                                            (Print Name)        (Print Title)


                                       By:  La Quinta Investments, Inc.,
                                            a General Partner



                                       By:____________________________________
                                          __________________, ________________
                                            (Print Name)        (Print Title)

                                    EXHIBIT P

                                    GUARANTY

   This Guaranty, dated as of July 1, 1994 (this "GUARANTY"), is made by LQ CIGNA II, a Texas general partnership ("GUARANTOR") to be known as LQ-INVESTMENTS II.

                                   BACKGROUND.

   1.  La Quinta Inns, Inc., a Texas corporation ("COMPANY"),
NationsBank of Texas, N.A., as Administrative Lender ("ADMINISTRATIVE LENDER") on behalf of NationsBank of Texas, N.A. and each other lender, and each other lender (singly, a "LENDER" and collectively, the "LENDERS") have entered into the Amended and Restated Credit Agreement, dated as of January 25, 1994 (as hereafter amended or otherwise modified from time to time, the "CREDIT AGREEMENT"). The capitalized terms not otherwise defined herein have the meanings specified in the Credit Agreement.

   2. Pursuant to the Credit Agreement, Company may, subject to the terms of the Credit Agreement and the other Loan Papers, request that Lenders make Advances and issue, or participate in the issuance of, Letters of Credit and Bond Letters of Credit.

   3. It is a condition precedent to the obligation of Lenders to make such Advances and issue, or participate in the issuance of, Letters of Credit and Bond Letters of Credit that Guarantor guarantee repayment thereof upon the terms and conditions set forth herein.

   4. The Board of Directors of La Quinta Investments, Inc., a Delaware corporation and a general partner of Guarantor, and the Board of Directors of La Quinta Inns, Inc., a Texas corporation and the managing general partner of Guarantor, have each determined that the execution, delivery, and performance of this Guaranty is necessary and convenient to the conduct, promotion, and attainment of Guarantor's business.

   5. Guarantor desires to induce Lender to make such Advances and issue, or participate in the issuance of, Letters of Credit and Bond Letters of Credit, which may reasonably be expected to benefit, directly or indirectly, Guarantor.

                                 AGREEMENT.

   Now, therefore, in consideration of the premises and in order to induce Lenders to make Advances and issue, or participate in the issuance of, Letters of Credit and Bond Letters of Credit under the Credit
Agreement, Guarantor agrees as follows:

   1.  GUARANTY.

       (a) Guarantor unconditionally and irrevocably guarantees the punctual payment of, and promises to pay, when due, whether at stated maturity, by mandatory prepayment, by acceleration or otherwise, all obligations, indebtedness and liabilities, and all rearrangements, renewals and extensions of all or any part thereof, of Company or any other Obligor now or hereafter arising from, by virtue of or pursuant to the Credit Agreement, the Notes, any other Loan Paper, and any and all renewals and extensions thereof, or any part thereof, or future amendments thereto, whether for principal, interest (including, without limitation, interest, fees and other charges that would accrue or become owing both prior to and subsequent to and but for the commencement of any proceeding against or with respect to Company or any other Obligor under any chapter of the Bankruptcy Code of 1978, 11 U.S.C. Section 101 ET SEQ. whether or not a claim is allowed for the same in any such proceeding), premium, fees, commissions, expenses or otherwise (such obligations being the
   "OBLIGATION"), and agrees to pay any and all reasonable expenses (including reasonable counsel fees and expenses) incurred in enforcement or collection of all or any part thereof, whether such obligations, indebtedness and liabilities are direct, indirect, fixed, contingent, joint, several or joint and several, and any rights under this Guaranty.

        (b) Anything contained in this Guaranty to the contrary notwithstanding, the obligations of Guarantor hereunder shall be limited to a maximum aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any applicable provisions of comparable state law (collectively, the "FRAUDULENT TRANSFER LAWS"), in each case after giving effect to all other liabilities of Guarantor, contingent or otherwise, that are relevant under the Fraudulent Transfer Laws (specifically excluding, however, any liabilities of Guarantor in respect of intercompany indebtedness to Company, other Affiliates of Company or other Obligors to the extent that such indebtedness would be discharged in an amount equal to the amount paid by Guarantor hereunder) and after giving effect as assets, subject to PARAGRAPH 4(A) hereof, to the value (as determined under the applicable provisions of Fraudulent Transfer Laws) of any rights to subrogation or contribution of Guarantor pursuant to (i) Applicable Law or (ii) any agreement providing for an equitable allocation among Guarantor and other Obligors of obligations arising under guaranties by such parties.

   2. GUARANTY ABSOLUTE. Guarantor guarantees that the Obligation will be paid strictly in accordance with the terms of the Credit Agreement, the Notes, and the other Loan Papers, regardless of any Applicable Law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of Administrative Lender or any Lender with respect thereto; PROVIDED, HOWEVER, nothing contained in this Guaranty shall require Guarantor to make any payment under this Guaranty in violation of any Applicable Law, regulation or order now or hereafter in effect. The obligations and liabilities of Guarantor hereunder are independent of the obligations of Company under the Credit Agreement and of the obligations of each other Obligor under each other Loan Paper and any Applicable Law. The liability of Guarantor under this Guaranty shall be absolute and unconditional irrespective of:

        (a) the taking or accepting of any other security or guaranty for any or all of the Obligation;

        (b) any increase, reduction or payment in full at any time or from time to time of any part of the Obligation, including any reduction or termination of the Commitments;

        (c)  any lack of validity or enforceability of the Credit
   Agreement, the Notes, or any other Loan Paper or other agreement or instrument relating thereto, including but not limited by the unenforceability of all or any part of the Obligation by reason of the fact that (i) the Obligation, and/or the interest paid or payable with respect thereto, exceeds the amount permitted by Applicable Law, (ii) the act of creating the Obligation, or any part thereof, is ULTRA VIRES, (iii) the officers creating same acted in excess of their authority, or (iv) for any other reason;

        (d) any lack of corporate, partnership or other power of Company or any other Obligor;

        (e) any Debtor Relief Law involving Company, Guarantor or any other Obligor;

        (f) any renewal, compromise, extension, acceleration or other change in the time, manner or place of payment of, or in any other term of, all or any of the Obligation; any adjustment, indulgence, forbearance, or compromise that may be granted or given by any Lender or Administrative Lender to Company or any other Obligor; or any other modification, amendment, or waiver of or any consent to departure from the Credit Agreement, the Notes, or any other Loan Paper or other agreement or instrument relating thereto without notification of Guarantor (the right to such notification being herein specifically waived by Guarantor);

        (g) any exchange, release, sale, subordination, or non-perfection of any collateral or Lien thereon or any lack of validity or enforceability or change in priority, destruction, reduction, or loss or impairment of value of any collateral or Lien thereon;

        (h) any release or amendment or waiver of or consent to departure from any other guaranty for all or any of the Obligation;

        (i) the failure by any Lender or Administrative Lender to make any demand upon or to bring any legal, equitable, or other action against Company or any other Person (including without limitation any other Obligor), or the failure or delay by any Lender or Administrative Lender to, or the manner in which any Lender or Administrative Lender shall, proceed to exhaust rights against any direct or indirect security for the Obligation;

        (j) the existence of any claim, defense, set-off, or other rights which Company or Guarantor may have at any time against Company, any Lender, Administrative Lender or any Obligor, or any other Person, whether in connection with this Guaranty, the Loan Papers, the transactions contemplated thereby, or any other transaction;

        (k) any failure of any Lender or Administrative Lender to notify Guarantor of any renewal, extension, or assignment of the Obligation or any part thereof, or the release of any security, or of any other action taken or refrained from being taken by any Lender or Administrative Lender, it being understood that Lenders and Administrative Lender shall not be required to give Guarantor any notice of any kind under any circumstances whatsoever with respect to or in connection with the Obligation;

        (l) any payment by Company to any Lender or Administrative Lender is held to constitute a preference under any Debtor Relief Law or if for any other reason any Lender or Administrative Lender is required to refund such payment or pay the amount thereof to another Person; or

        (m) any other circumstance which might otherwise constitute a defense available to, or a discharge of, Company, Guarantor or any other Obligor, including without limitation any defense by reason of any disability or other defense of Company, or the cessation from any cause whatsoever of the liability of Company, or any claim that Guarantor's obligations hereunder exceed or are more burdensome than those of Company or any other Obligor.

This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Obligation is rescinded or must otherwise be returned by any Lender or any other Person upon the insolvency, bankruptcy or reorganization of Company, any other Obligor or otherwise, all as though such payment had not been made.

   3. WAIVER. To the extent not prohibited by Applicable Law, Guarantor hereby waives: (a) promptness, protest, diligence, presentments, acceptance, performance, demands for performance, notices of nonperformance, notices of protest, notices of dishonor, notices of acceptance of this Guaranty and notices of the existence, creation or incurrence of new or additional indebtedness, and any of the events described in SECTION 2 and of any other occurrence or matter with respect to any of the Obligation, this Guaranty or any of the other Loan Papers;
(b) any requirement that Administrative Lender or any Lender protect, secure, perfect, or insure any Lien or security interest or any property subject thereto or exhaust any right or take any action against Company or any other Person or any collateral or pursue any other remedy in Administrative Lender's or any Lender's power whatsoever; (c) any right to assert against Administrative Lender or any Lender as a counterclaim, set-off or cross-claim, any counterclaim, set-off or claim which it may now or hereafter have against Administrative Lender, any Lender, Company or other Obligor; (d) any right to seek or enforce any remedy or right that Administrative Lender or any Lender now has or may hereafter have against

Company, any other Obligor or any other Person (to the extent permitted by Applicable Law); (e) any right to participate in any collateral or any right benefiting Administrative Lender or Lenders in respect of the Obligation; and (f) any right by which it might be entitled to require suit on an accrued right of action in respect of any of the Obligation or require suit against Company or any other Person, whether arising pursuant to Section 34.02 of the Texas Business and Commerce Code, as amended,
Section 17.001 of the Texas Civil Practice and Remedies Code, as amended, Rule 31 of the Texas Rules of Civil Procedure, as amended, or otherwise.

   4.  SUBROGATION AND SUBORDINATION.

   (a) Notwithstanding any reference to subrogation contained herein to the contrary, Guarantor hereby irrevocably waives any claim or other rights which it may have or hereafter acquire against Company or any other Obligor that arise from the existence, payment, performance or enforcement of Guarantor's obligations under this Guaranty, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, indemnification, any right to participate in any claim or remedy of any Lender or Administrative Lender against Company or any other Obligor or any collateral which any Lender or Administrative Lender now has or hereafter acquires, whether or not such claim, remedy or right arises in equity, or under contract, statutes or common law, including without limitation, the right to take or receive from Company or any other Obligor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim or other rights. If any amount shall be paid to Guarantor in violation of the preceding sentence and the Obligation shall not have been paid in full, such amount shall be deemed to have been paid to Guarantor for the benefit of, and held in trust for the benefit of, Lenders, and shall forthwith be paid to Administrative Lender to be credited and applied upon the Obligation, whether matured or unmatured, in accordance with the terms of the Credit Agreement. Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by the Credit Agreement and that the waiver set forth in this PARAGRAPH 4(A) is knowingly made in contemplation of such benefits.

   (b) If Guarantor becomes the holder of any indebtedness payable by Company or any other Obligor, Guarantor hereby subordinates all indebtedness owing to it from Company and each other Obligor to all indebtedness of Company and each other Obligor to Lenders and Administrative Lender, and agrees that upon the occurrence and continuance of a Default or an Event of Default, it shall not accept any payment on the same until final payment in full of the obligations of Company under the Credit Agreement, the Notes and all other Loan Papers, and shall in no circumstance whatsoever attempt to set-off or reduce any obligations hereunder because of such indebtedness. If any amount shall nevertheless be paid to Guarantor by Company or any other Obligor prior to payment in full of the Obligation, such amount shall be held in trust for the benefit of Lenders and Administrative Lender and shall forthwith be paid to Administrative Lender to be credited and applied to the Obligation, whether matured or unmatured.

   5. REPRESENTATIONS AND WARRANTIES. Guarantor hereby represents and warrants that all representations and warranties as they apply to Guarantor only set forth in ARTICLE 4 of the Credit Agreement (each of which is hereby incorporated by reference) are true and correct.

   6. COVENANTS. Guarantor hereby expressly assumes, confirms, and agrees to perform, observe, and be bound by all conditions and covenants set forth in the Credit Agreement, to the extent applicable to it, as if it were a signatory thereto. Guarantor further covenants and agrees (a) punctually and properly to perform all of Guarantor's covenants and duties under all other Loan Papers; (b) from time to time promptly to furnish Administrative Lender with any information or writings which Administrative Lender may request concerning this Guaranty; and (c) promptly to notify Administrative Lender of any claim, action, or proceeding affecting this Guaranty.

   7. AMENDMENTS, ETC. No amendment or waiver of any provision of this Guaranty nor consent to any departure by Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by Guarantor, Administrative Lender, and, either all Lenders or Determining Lenders, as appropriate, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

   8. ADDRESSES FOR NOTICES. Unless otherwise provided herein, all notices, requests, consents and demands shall be in writing and shall be delivered by hand or overnight courier service, mailed or sent by telecopy to the respective addresses specified herein, or, as to any party, to such other addresses as may be designated by it in written notice to all other parties. All notices, requests, consents and demands hereunder shall be deemed to have been given on the date of receipt if delivered by hand or overnight courier service or sent by telecopy, or if mailed, effective on the earlier of actual receipt or three days after being mailed by certified mail, return receipt requested, postage prepaid, addressed as aforesaid.

   9.  NO WAIVER; REMEDIES. No failure on the part of Administrative
Lender or any Lender to exercise, and no delay in exercising, any right hereunder or under any of the Loan Papers shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder or under any of the Loan Papers preclude any other or further exercise thereof or the exercise of any other right. Neither Administrative Lender nor any Lender shall be required to (a) prosecute collection or seek to enforce or resort to any remedies against Company, any other Obligor or any other Person, (b) join Company, any other Obligor or any other Person in any action in which Administrative Lender or any Lender prosecutes collection or seeks to enforce or resort to any remedies against Company, any other Obligor or any other Person liable on any of the Obligation, or (c) seek to enforce or resort to any remedies with respect to any Liens granted to (or benefiting, directly or indirectly) Administrative Lender or any Lender by Company, any other Obligor or any other Person. Neither Administrative Lender nor any Lender shall have any obligation to protect, secure or insure any of the Liens or the properties or interests in properties subject thereto. The remedies herein provided are cumulative and not exclusive of any remedies provided by Applicable Law.

   10. RIGHT OF SET-OFF. Upon the occurrence and during the continuance of any Event of Default, each Lender and Administrative Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender or Administrative Lender to or for the credit or the account of Guarantor against any and all of the obligations of Guarantor now or hereafter existing under this Guaranty, irrespective of whether or not such Lender or Administrative Lender shall have made any demand under this Guaranty. Each Lender and Administrative Lender agrees promptly to notify Guarantor after any such set-off and application, provided that the failure to give such notice shall not affect the validity of such set-off and application or provide a defense to Guarantor's obligations under this Guaranty. The rights of each Lender and Administrative Lender under this SECTION 10 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which such Lender and Administrative Lender may have.

   11. LIENS. To the extent not prohibited by Applicable Law, Guarantor agrees that Administrative Lender or any Lender, in its discretion, without notice or demand and without affecting either the liability of Guarantor, Company or any other Obligor, or any security interest or other Lien, may foreclose any deed of trust or mortgage or similar Lien covering interests in real or personal property, and the interests in real or personal property secured thereby, by nonjudicial sale. Guarantor waives any defense to the recovery by Administrative Lender or any Lender hereunder against Company, Guarantor or any collateral of any deficiency after a nonjudicial sale and Guarantor expressly waives any defense or benefits that may be derived from Chapter 34 of the Texas Business and Commerce Code, Section 51.003 of the Texas Property Code, or any similar statute in effect in any other jurisdiction. Without limiting the foregoing, Guarantor waives, to the extent not prohibited by Applicable Law, any defense arising out of any such nonjudicial sale even though such sale operates to impair or extinguish any right of reimbursement or subrogation or any other right or remedy of Guarantor against Company or any other Person or any Collateral or any other collateral. Guarantor agrees that Guarantor is liable, subject to the limitations of SECTION 1 hereof, for any part of the Obligation remaining unpaid after any foreclosure.

   12. CONTINUING GUARANTY; TRANSFER OF NOTES. This Guaranty is an irrevocable continuing guaranty of payment and shall (a) remain in full force and effect until final payment in full (after the Term Loan Maturity
Date) of the Obligation and all other amounts payable under this Guaranty,
(b) be binding upon Guarantor, its successors and assigns, and (c) inure to the benefit of and be enforceable by Lender and Administrative Lender and their successors, transferees and assigns. Without limiting the generality of the foregoing CLAUSE (C), to the extent permitted by the Credit Agreement, each Lender may assign or otherwise transfer its rights under the Credit Agreement, the Notes or any of the Loan Papers or any interest therein to any other Person, and such other Person shall thereupon become vested with all the rights or any interest therein, as appropriate, in respect thereof granted to such Lender herein or otherwise.

   13. INFORMATION. Guarantor acknowledges and agrees that it shall have the sole responsibility for obtaining from Company and each other Obligor such information concerning

Company's and each Obligor's financial condition or business operations as Guarantor may require, and that neither Administrative Lender nor any Lender has any duty at any time to disclose to Guarantor any information relating to the business operations or financial conditions of Company or any Obligor.

   14.  GOVERNING LAW.  THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED
IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS. WITHOUT EXCLUDING ANY OTHER JURISDICTION, GUARANTOR AGREES THAT THE STATE AND FEDERAL COURTS OF TEXAS LOCATED IN DALLAS, TEXAS, SHALL HAVE JURISDICTION OVER PROCEEDINGS IN CONNECTION HEREWITH. THIS GUARANTY IS PERFORMABLE IN DALLAS COUNTY, TEXAS.

   15. WAIVER OF JURY TRIAL. GUARANTOR, ADMINISTRATIVE LENDER, AND LENDERS HEREBY KNOWINGLY, VOLUNTARILY, IRREVOCABLY AND INTENTIONALLY WAIVE, TO THE MAXIMUM EXTENT PERMITTED BY LAW, ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR CLAIM ARISING OUT OF OR RELATED TO THIS GUARANTY OR ANY OF THE LOAN PAPERS OR THE TRANSACTIONS CONTEMPLATED THEREBY. THIS PROVISION IS A MATERIAL INDUCEMENT TO LENDER ENTERING INTO THE CREDIT AGREEMENT.

   16. RATABLE BENEFIT. This Guaranty is for the ratable benefit of Lenders and Administrative Lender, each of which shall share any proceeds of this Guaranty pursuant to the terms of the Credit Agreement.

   17. GUARANTOR INSOLVENCY. Should Guarantor become insolvent, fail to pay its debts generally as they become due, voluntarily seek, consent to, or acquiesce in the benefits of any Debtor Relief Law or become a party to or be made the subject of any proceeding provided for by any Debtor Relief Law (other than as a creditor or claimant) that could suspend or otherwise adversely affect the rights of any Lender or Administrative Lender granted hereunder, then, the obligations of Guarantor under this Guaranty shall be, as between Guarantor and such Lender and Administrative Lender, a fully-matured, due, and payable obligation of Guarantor to such Lender and Administrative Lender (without regard to whether Company or any other Obligor is then in default under the Credit Agreement or any other Loan Paper or whether any part of the Obligation is then due and owing by Company or any other Obligor to such Lender or Administrative Lender), payable in full by Guarantor to such Lender or Administrative Lender upon demand, which shall be the estimated amount owing in respect of the contingent claim created hereunder.

18. ENTIRE AGREEMENT. THIS GUARANTY, TOGETHER WITH THE OTHER LOAN PAPERS, REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES

HERETO.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                       LQ CIGNA II
                                       (To be known as LQ-INVESTMENTS II)



                                       By:  La Quinta Inns, Inc.,
                                            its Managing General Partner
Address for Guarantor:

112 East Pecan
San Antonio, Texas  78205              By: ___________________________________

                                           ________________,  ________________
                                             (Print Name)      (Print Title)


                                       By:  La Quinta Investments, Inc.,
                                            a General Partner



                                       By: ___________________________________

                                           ________________,  ________________
                                             (Print Name)      (Print Title)

                                  EXHIBIT Q

                                  GUARANTY

     This Guaranty, dated as of January 17, 1995 (this "GUARANTY"), is made by LA QUINTA INNS OF LUBBOCK, INC., a Texas corporation ("GUARANTOR").


                                 BACKGROUND.

     1. La Quinta Inns, Inc., a Texas corporation ("COMPANY"), NationsBank of Texas, N.A., as Administrative Lender ("ADMINISTRATIVE LENDER") on behalf of NationsBank of Texas, N.A. and each other lender, and each other lender (singly, a "LENDER" and collectively, the "LENDERS") have entered into the Amended and Restated Credit Agreement, dated as of January 25, 1994 (as hereafter amended or otherwise modified from time to time, the "CREDIT AGREEMENT"). The capitalized terms not otherwise defined herein have the meanings specified in the Credit Agreement.

     2. Pursuant to the Credit Agreement, Company may, subject to the terms of the Credit Agreement and the other Loan Papers, request that Lenders make Advances and issue, or participate in the issuance of, Letters of Credit and Bond Letters of Credit.

     3. It is a condition precedent to the obligation of Lenders to make such Advances and issue, or participate in the issuance of, Letters of Credit and Bond Letters of Credit that Guarantor guarantee repayment thereof upon the terms and conditions set forth herein.

     4. The Board of Directors of Guarantor has determined that the execution, delivery, and performance of this Guaranty is necessary and convenient to the conduct, promotion, and attainment of Guarantor's business.

     5. Guarantor desires to induce Lender to make such Advances and issue, or participate in the issuance of, Letters of Credit and Bond Letters of Credit, which may reasonably be expected to benefit, directly or indirectly, Guarantor.

                                 AGREEMENT.

     Now, therefore, in consideration of the premises and in order to induce Lenders to make Advances and issue, or participate in the issuance of, Letters of Credit and Bond Letters of Credit under the Credit Agreement, Guarantor agrees as follows:

     1.   GUARANTY.

          (a) Guarantor unconditionally and irrevocably guarantees the punctual payment of, and promises to pay, when due, whether at stated maturity, by mandatory prepayment, by acceleration or otherwise, all obligations, indebtedness and liabilities, and all rearrangements, renewals and extensions of all or any part thereof, of Company or any other Obligor now or hereafter arising from, by virtue of or pursuant to the Credit Agreement, the Notes, any other Loan Paper, and any and all renewals and extensions thereof, or any part thereof, or future amendments thereto, whether for principal, interest (including, without limitation, interest, fees and other charges that would accrue or become owing both prior to and subsequent to and but for the commencement of any proceeding against or with respect to Company or any other Obligor under any chapter of the Bankruptcy Code of 1978, 11 U.S.C. Section 101 ET SEQ. whether or not a claim is allowed for the same in any such proceeding), premium, fees, commissions, expenses or otherwise (such obligations being the "OBLIGATION"), and agrees to pay any and all reasonable expenses (including reasonable counsel fees and expenses) incurred in enforcement or collection of all or any part thereof, whether such obligations, indebtedness and liabilities are direct, indirect, fixed, contingent, joint, several or joint and several, and any rights under this Guaranty.

          (b) Anything contained in this Guaranty to the contrary notwithstanding, the obligations of Guarantor hereunder shall be limited to a maximum aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any applicable provisions of comparable state law (collectively, the "FRAUDULENT TRANSFER LAWS"), in each case after giving effect to all other liabilities of Guarantor, contingent or otherwise, that are relevant under the Fraudulent Transfer Laws (specifically excluding, however, any liabilities of Guarantor in respect of intercompany indebtedness to Company, other Affiliates of Company or other Obligors to the extent that such indebtedness would be discharged in an amount equal to the amount paid by Guarantor hereunder) and after giving effect as assets, subject to PARAGRAPH 4(a) hereof, to the value (as determined under the applicable provisions of Fraudulent Transfer Laws) of any rights to subrogation or contribution of Guarantor pursuant to (i) Applicable Law or (ii) any agreement providing for an equitable allocation among Guarantor and other Obligors of obligations arising under guaranties by such parties.

     2. GUARANTY ABSOLUTE. Guarantor guarantees that the Obligation will be paid strictly in accordance with the terms of the Credit Agreement, the Notes, and the other Loan Papers, regardless of any Applicable Law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of Administrative Lender or any Lender with respect thereto; PROVIDED, HOWEVER, nothing contained in this Guaranty shall require Guarantor to make any payment under this Guaranty in violation of any Applicable Law, regulation or order now or hereafter in effect. The obligations and liabilities of Guarantor hereunder are independent of the obligations of Company under the Credit Agreement and of the obligations of each other Obligor under each other Loan Paper and any Applicable Law. The liability of Guarantor under this Guaranty shall be absolute and unconditional irrespective of:

          (a) the taking or accepting of any other security or guaranty for any or all of the Obligation;

          (b) any increase, reduction or payment in full at any time or from time to time of any part of the Obligation, including any reduction or termination of the Commitments;

          (c) any lack of validity or enforceability of the Credit Agreement, the Notes, or any other Loan Paper or other agreement or instrument relating thereto, including but not limited by the unenforceability of all or any part of the Obligation by reason of the fact that (i) the Obligation, and/or the interest paid or payable with respect thereto, exceeds the amount permitted by Applicable Law, (ii) the act of creating the Obligation, or any part thereof, is ULTRA VIRES, (iii) the officers creating same acted in excess of their authority, or (iv) for any other reason;

          (d) any lack of corporate, partnership or other power of Company or any other Obligator;

          (e) any Debtor Relief Law involving Company, Guarantor or any other Obligor;

          (f) any renewal, compromise, extension, acceleration or other change in the time, manner or place of payment of, or in any other term of, all or any of the Obligation; any adjustment, indulgence, forbearance, or compromise that may be granted or given by any Lender or Administrative Lender to Company or any other Obligor; or any other modification, amendment, or waiver of or any consent to departure from the Credit Agreement, the Notes, or any other Loan Paper or other agreement or instrument relating thereto without notification of Guarantor (the right to such notification being herein specifically waived by Guarantor);

          (g) any exchange, release, sale, subordination, or non-perfection of any collateral or Lien thereon or any lack of validity or enforceability or change in priority, destruction, reduction, or loss or impairment of value of any collateral or Lien thereon;

          (h) any release or amendment or waiver of or consent to departure from any other guaranty for all or any of the Obligation;

          (i) the failure by any Lender or Administrative Lender to make any demand upon or to bring any legal, equitable, or other action against Company or any other Person (including without limitation any other Obligor), or the failure or delay by any Lender or Administrative Lender to, or the manner in which any Lender or Administrative Lender shall, proceed to exhaust rights against any direct or indirect security for the Obligation;

          (j) the existence of any claim, defense, set-off, or other rights which Company or Guarantor may have at any time against Company, any Lender, Administrative Lender or any Obligor, or any other Person, whether in connection with this Guaranty, the Loan Papers, the transactions contemplated thereby, or any other transaction;

          (k) any failure of any Lender or Administrative Lender to notify Guarantor of any renewal, extension, or assignment of the Obligation or any part thereof, or the release of any security, or of any other action taken or refrained from being taken by any Lender or Administrative Lender, it being understood that Lenders and Administrative Lender shall not be required to give Guarantor any notice of any kind under any circumstances whatsoever with respect to or in connection with the Obligation;

          (l) any payment by Company to any Lender or Administrative Lender is held to constitute a preference under any Debtor Relief Law or if for any other reason any Lender or Administrative Lender is required to refund such payment or pay the amount thereof to another Person; or

          (m) any other circumstance which might otherwise constitute a defense available to, or a discharge of, Company, Guarantor or any other Obligor, including without limitation any defense by reason of any disability or other defense of Company, or the cessation from any cause whatsoever of the liability of Company, or any claim that Guarantor's obligations hereunder exceed or are more burdensome than those of Company or any other Obligor.

This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of the Obligation is rescinded or must otherwise be returned by any Lender or any other Person upon the insolvency, bankruptcy or reorganization of Company, any other Obligor or otherwise, all as though such payment had not been made.

     3. WAIVER. To the extent not prohibited by Applicable Law, Guarantor hereby waives: (a) promptness, protest, diligence, presentments, acceptance, performance, demands for performance, notices of nonperformance, notices of protest, notices of dishonor, notices of acceptance of this Guaranty and notices of the existence, creation or incurrence of new or additional indebtedness, and any of the events described in SECTION 2 and of any other occurrence or matter with respect to any of the Obligation, this Guaranty or any of the other Loan Papers; (b) any requirement that Administrative Lender or any Lender protect, secure, perfect, or insure any Lien or security interest or any property subject thereto or exhaust any right or take any action against Company or any other Person or any collateral or pursue any other remedy in Administrative Lender's or any Lender's power whatsoever; (c) any right to assert against Administrative Lender or any Lender as a counterclaim, set-off or cross-claim, any counterclaim, set-off or claim which it may now or hereafter have against Administrative Lender, any Lender, Company or other Obligor; (d) any right to seek or enforce any remedy or right that Administrative Lender or any Lender now has or may hereafter have against

Company, any other Obligor or any other Person (to the extent permitted by Applicable Law); (e) any right to participate in any collateral or any right benefiting Administrative Lender or Lenders in respect of the Obligation; and
(f) any right by which it might be entitled to require suit on an accrued right of action in respect of any of the Obligation or require suit against Company or any other Person, whether arising pursuant to Section 34.02 of the Texas Business and Commerce Code, as amended, Section 17.001 of the Texas Civil Practice and Remedies Code, as amended, Rule 31 of the Texas Rules of Civil Procedure, as amended, or otherwise.

     4.   SUBROGATION AND SUBORDINATION.

     (a) Notwithstanding any reference to subrogation contained herein to the contrary, Guarantor hereby irrevocably waives any claim or other rights which it may have or hereafter acquire against Company or any other Obligor that arise from the existence, payment, performance or enforcement of Guarantor's obligations under this Guaranty, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, indemnification, any right to participate in any claim or remedy of any Lender or Administrative Lender against Company or any other Obligor or any collateral which any Lender or Administrative Lender now has or hereafter acquires, whether or not such claim, remedy or right arises in equity, or under contract, statutes or common law, including without limitation, the right to take or receive from Company or any other Obligor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim or other rights. If any amount shall be paid to Guarantor in violation of the preceding sentence and the Obligation shall not have been paid in full, such amount shall be deemed to have been paid to Guarantor for the benefit of, and held in trust for the benefit of, Lenders, and shall forthwith be paid to Administrative Lender to be credited and applied upon the Obligation, whether matured or unmatured, in accordance with the terms of the Credit Agreement. Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by the Credit Agreement and that the waiver set forth in this PARAGRAPH 4(a) is knowingly made in contemplation of such benefits.

     (b) If Guarantor becomes the holder of any indebtedness payable by Company or any other Obligor, Guarantor hereby subordinates all indebtedness owing to it from Company and each other Obligor to all indebtedness of Company and each other Obligor to Lenders and Administrative Lender, and agrees that upon the occurrence and continuance of a Default or an Event of Default, it shall not accept any payment on the same until final payment in full of the obligations of Company under the Credit Agreement, the Notes and all other Loan Papers, and shall in no circumstance whatsoever attempt to set-off or reduce any obligations hereunder because of such indebtedness. If any amount shall nevertheless be paid to Guarantor by Company or any other Obligor prior to payment in full of the Obligation, such amount shall be held in trust for the benefit of Lenders and Administrative Lender and shall forthwith be paid to Administrative Lender to be credited and applied to the Obligation, whether matured or unmatured.

     5. REPRESENTATIONS AND WARRANTIES. Guarantor hereby represents and warrants that all representations and warranties as they apply to Guarantor only set forth in ARTICLE 4 of the Credit Agreement (each of which is hereby incorporated by reference) are true and correct.

     6. COVENANTS, Guarantor hereby expressly assumes, confirms, and agrees to perform, observe, and be bound by all conditions and covenants set forth in the Credit Agreement, to the extent applicable to it, as if it were a signatory thereto. Guarantor further covenants and agrees (a) punctually and properly to perform all of Guarantor's covenants and duties under all other Loan Papers; (b) from time to time promptly to furnish Administrative Lender with any information or writings which Administrative Lender may request concerning this Guaranty; and (c) promptly to notify Administrative Lender of any claim, action, or proceeding affecting this Guaranty.

     7. AMENDMENTS, ETC. No amendment or waiver of any provision of this Guaranty nor consent to any departure by Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by Guarantor, Administrative Lender, and, either all Lenders or Determining Lenders, as appropriate, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     8. ADDRESSES FOR NOTICES. Unless otherwise provided herein, all notices, requests, consents and demands shall be in writing and shall be delivered by hand or overnight courier service, mailed or sent by telecopy to the respective addresses specified herein, or, as to any party, to such other addresses as may be designated by it in written notice to all other parties. All notices, requests, consents and demands hereunder shall be deemed to have been given on the date of receipt if delivered by hand or overnight courier service or sent by telecopy, or if mailed, effective on the earlier of actual receipt or three days after being mailed by certified mail, return receipt requested, postage prepaid, addressed as aforesaid.

     9. NO WAIVER; REMEDIES. No failure on the part of Administrative Lender or any Lender to exercise, and no delay in exercising, any right hereunder or under any of the Loan Papers shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder or under any of the Loan Papers preclude any other or further exercise thereof or the exercise of any other right. Neither Administrative Lender nor any Lender shall be required to (a) prosecute collection or seek to enforce or resort to any remedies against Company, any other Obligor or any other Person, (b) join Company, any other Obligor or any other Person in any action in which Administrative Lender or any Lender prosecutes collection or seeks to enforce or resort to any remedies against Company, any other Obligor or any other Person liable on any of the Obligation, or (c) seek to enforce or resort to any remedies with respect to any Liens granted to (or benefiting, directly or indirectly) Administrative Lender or any Lender by Company, any other Obligor or any other Person. Neither Administrative Lender nor any Lender shall have any obligation to protect, secure or insure any of the Liens or the properties or interests in properties subject thereto. The remedies herein provided are cumulative and not exclusive of any remedies provided by Applicable Law.

     10. RIGHT OF SET-OFF. Upon the occurrence and during the continuance of any Event of Default, each Lender and Administrative Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender or Administrative Lender to or for the credit or the account of Guarantor against any and all of the obligations of Guarantor now or hereafter existing under this Guaranty, irrespective of whether or not such Lender or Administrative Lender shall have made any demand under this Guaranty. Each Lender and Administrative Lender agrees promptly to notify Guarantor after any such set-off and application, provided that the failure to give such notice shall not affect the validity of such set-off and application or provide a defense to Guarantor's obligations under this Guaranty. The rights of each Lender and Administrative Lender under this SECTION 10 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which such Lender and Administrative Lender may have.

     11. LIENS. To the extent not prohibited by Applicable Law, Guarantor agrees that Administrative Lender or any Lender, in its discretion, without notice or demand and without affecting either the liability of Guarantor, Company or any other Obligor, or any security interest or other Lien, may foreclose any deed of trust or mortgage or similar Lien covering interests in real or personal property, and the interests in real or personal property secured thereby, by nonjudicial sale. Guarantor waives any defense to the recovery by Administrative Lender or any Lender hereunder against Company, Guarantor or any collateral of any deficiency after a nonjudicial sale and Guarantor expressly waives any defense or benefits that may be derived from Chapter 34 of the Texas Business and Commerce Code, Section 51.003 of the Texas Property Code, or any similar statute in effect in any other jurisdiction. Without limiting the foregoing, Guarantor waives, to the extent not prohibited by Applicable Law, any defense arising out of any such nonjudicial sale even though such sale operates to impair or extinguish any right of reimbursement or subrogation or any other right or remedy of Guarantor against Company or any other Person or any Collateral or any other collateral. Guarantor agrees that Guarantor is liable, subject to the limitations of SECTION 1 hereof, for any part of the Obligation remaining unpaid after any foreclosure.

     12. CONTINUING GUARANTY; TRANSFER OF NOTES. This Guaranty is an irrevocable continuing guaranty of payment and shall (a) remain in full force and effect until final payment in full (after the Term Loan Maturity Date) of the Obligation and all other amounts payable under this Guaranty, (b) be binding upon Guarantor, its successors and assigns, and (c) inure to the benefit of and be enforceable by Lender and Administrative Lender and their successors, transferees and assigns. Without limiting the generality of the foregoing CLAUSE (c), to the extent permitted by the Credit Agreement, each Lender may assign or otherwise transfer its rights under the Credit Agreement, the Notes or any of the Loan Papers or any interest therein to any other Person, and such other Person shall thereupon become vested with all the rights or any interest therein, as appropriate, in respect thereof granted to such Lender herein or otherwise.

     13. INFORMATION. Guarantor acknowledges and agrees that it shall have the sole responsibility for obtaining from Company and each other Obligor such information concerning

Company's and each Obligor's financial condition or business operations as Guarantor may require, and that neither Administrative Lender nor any Lender has any duty at any time to disclose to Guarantor any information relating to the business operations or financial conditions of Company or any Obligor.

     14. GOVERNING LAW. THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS. WITHOUT EXCLUDING ANY OTHER JURISDICTION, GUARANTOR AGREES THAT THE STATE AND FEDERAL COURTS OF TEXAS LOCATED IN DALLAS, TEXAS, SHALL HAVE JURISDICTION OVER PROCEEDINGS IN CONNECTION HEREWITH. THIS GUARANTY IS PERFORMABLE IN DALLAS COUNTY, TEXAS.

     15. WAIVER OF JURY TRIAL. GUARANTOR, ADMINISTRATIVE LENDER, AND LENDERS HEREBY KNOWINGLY, VOLUNTARILY, IRREVOCABLY AND INTENTIONALLY WAIVE, TO THE MAXIMUM EXTENT PERMITTED BY LAW, ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR CLAIM ARISING OUT OF OR RELATED TO THIS GUARANTY OR ANY OF THE LOAN PAPERS OR THE TRANSACTIONS CONTEMPLATED THEREBY. THIS PROVISION IS A MATERIAL INDUCEMENT TO LENDER ENTERING INTO THE CREDIT AGREEMENT.

     16. RATABLE BENEFIT. This Guaranty is for the ratable benefit of Lenders and Administrative Lender, each of which shall share any proceeds of this Guaranty pursuant to the terms of the Credit Agreement.

     17. GUARANTOR INSOLVENCY. Should Guarantor become insolvent, fail to pay its debts generally as they become due, voluntarily seek, consent to, or acquiesce in the benefits of any Debtor Relief Law or become a party to or be made the subject of any proceeding provided for by any Debtor Relief Law (other than as a creditor or claimant) that could suspend or otherwise adversely affect the rights of any Lender or Administrative Lender granted hereunder, then, the obligations of Guarantor under this Guaranty shall be, as between Guarantor and such Lender and Administrative Lender, a fully-matured, due, and payable obligation of Guarantor to such Lender and Administrative Lender (without regard to whether Company or any other Obligor is then in default under the Credit Agreement or any other Loan Paper or whether any part of the Obligation is then due and owing by Company or any other Obligor to such Lender or Administrative Lender), payable in full by Guarantor to such Lender or Administrative Lender upon demand, which shall be the estimated amount owing in respect of the contingent claim created hereunder.

     18. ENTIRE AGREEMENT. THIS GUARANTY, TOGETHER WITH THE OTHER LOAN PAPERS, REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES

HERETO.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

     IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                              LA QUINTA INNS OF LUBBOCK, INC.

Address for Guarantor:

112 East Pecan
San Antonio, Texas  78205     By:
                                  ___________________________________
                                 John F. Schmutz, Vice President

                            EXHIBIT R

                            GUARANTY

     This Guaranty, dated as of April 21, 1995 (this "GUARANTY"), is made by LA QUINTA INNS OF PUERTO RICO, INC., a Delaware corporation ("GUARANTOR").

                          BACKGROUND.

     1. La Quinta Inns, Inc., a Texas corporation ("COMPANY"), NationsBank of Texas, N.A., as Administrative Lender ("ADMINISTRATIVE LENDER") on behalf of NationsBank of Texas, N.A. and each other lender, and each other lender (singly, a "LENDER" and collectively, the "LENDERS") have entered into the Amended and Restated Credit Agreement, dated as of January 25, 1994 (as hereafter amended or otherwise modified from time to time, the "CREDIT AGREEMENT"). The capitalized terms not otherwise defined herein have the meanings specified in the Credit Agreement.

     2. Pursuant to the Credit Agreement, Company may, subject to the terms of the Credit Agreement and the other Loan Papers, request that Lenders make Advances and issue, or participate in the issuance of, Letters of Credit and Bond Letters of Credit.

     3. It is a condition precedent to the obligation of Lenders to make such Advances and issue, or participate in the issuance of, Letters of Credit and Bond Letters of Credit that Guarantor guarantee repayment thereof upon the terms and conditions set forth herein.

     4. The Board of Directors of Guarantor has determined that the execution, delivery, and performance of this Guaranty is necessary and convenient to the conduct, promotion, and attainment of Guarantor's business.

     5. Guarantor desires to induce Lender to make such Advances and issue, or participate in the issuance of, Letters of Credit and Bond Letters of Credit, which may reasonably be expected to benefit, directly or indirectly, Guarantor.

                           AGREEMENT.

     Now, therefore, in consideration of the premises and in order to induce Lenders to make Advances and issue, or participate in the issuance of, Letters of Credit and Bond Letters of Credit under the Credit Agreement, Guarantor agrees as follows:

     1.  GUARANTY.

         (a) Guarantor unconditionally and irrevocably guarantees the punctual payment of, and promises to pay, when due, whether at stated maturity, by mandatory prepayment, by acceleration or otherwise, all obligations, indebtedness and liabilities, and all rearrangements, renewals and extensions of all or any part thereof, of Company or any other Obligor now or hereafter arising from, by virtue of or pursuant to the Credit Agreement, the Notes, any other Loan Paper, and any and all renewals and extensions thereof, or any part thereof, or future amendments thereto, whether for principal, interest (including, without limitation, interest, fees and other charges that would accrue or become owing both prior to and subsequent to and but for the commencement of any proceeding against or with respect to Company or any other Obligor under any chapter of the Bankruptcy Code of 1978, 11 U.S.C. Section 101 ET SEQ. whether or not a claim is allowed for the same in any such proceeding), premium, fees, commissions, expenses or otherwise (such obligations being the "OBLIGATION"), and agrees to pay any and all reasonable expenses (including reasonable counsel fees and expenses) incurred in enforcement or collection of all or any part thereof, whether such obligations, indebtedness and liabilities are direct, indirect, fixed, contingent, joint, several or joint and several, and any rights under this Guaranty.

         (b) Anything contained in this Guaranty to the contrary notwithstanding, the obligations of Guarantor hereunder shall be limited to a maximum aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any applicable provisions of comparable state law (collectively, the "FRAUDULENT TRANSFER LAWS"), in each case after giving effect to all other liabilities of Guarantor, contingent or otherwise, that are relevant under the Fraudulent Transfer Laws (specifically excluding, however, any liabilities of Guarantor in respect of intercompany indebtedness to Company, other Affiliates of Company or other Obligors to the extent that such indebtedness would be discharged in an amount equal to the amount paid by Guarantor hereunder) and after giving effect as assets, subject to PARAGRAPH 4(a) hereof, to the value (as determined under the applicable provisions of Fraudulent Transfer Laws) of any rights to subrogation or contribution of Guarantor pursuant to (i) Applicable Law or (ii) any agreement providing for an equitable allocation among Guarantor and other Obligors of obligations arising under guaranties by such parties.

     2. GUARANTY ABSOLUTE. Guarantor guarantees that the Obligation will be paid strictly in accordance with the terms of the Credit Agreement, the Notes, and the other Loan Papers, regardless of any Applicable Law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of Administrative Lender or any Lender with respect thereto; PROVIDED, HOWEVER, nothing contained in this Guaranty shall require Guarantor to make any payment under this Guaranty in violation of any Applicable Law, regulation or order now or hereafter in effect. The obligations and liabilities of Guarantor hereunder are independent of the obligations of Company under the Credit Agreement and of the obligations of each other Obligor under each other Loan Paper and any Applicable Law. The liability of Guarantor under this Guaranty shall be absolute and unconditional irrespective of:

         (a) the taking or accepting of any other security or guaranty for any or all of the Obligation;

         (b) any increase, reduction or payment in full at any time or from time to time of any part of the Obligation, including any reduction or termination of the Commitments;

         (c) any lack of validity or enforceability of the Credit Agreement, the Notes, or any other Loan Paper or other agreement or instrument relating thereto, including but not limited by the unenforceability of all or any part of the Obligation by reason of the fact that (i) the Obligation, and/or the interest paid or payable with respect thereto, exceeds the amount permitted by Applicable Law, (ii) the act of creating the Obligation, or any part thereof, is ULTRA VIRES, (iii) the officers creating same acted in excess of their authority, or (iv) for any other reason;

         (d) any lack of corporate, partnership or other power of Company or any other Obligor;

         (e) any Debtor Relief Law involving Company, Guarantor or any other Obligor;

         (f) any renewal, compromise, extension, acceleration or other change in the time, manner or place of payment of, or in any other term of, all or any of the Obligation; any adjustment, indulgence, forbearance, or compromise that may be granted or given by any Lender or Administrative Lender to Company or any other Obligor; or any other modification, amendment, or waiver of or any consent to departure from the Credit Agreement, the Notes, or any other Loan Paper or other agreement or instrument relating thereto without notification of Guarantor (the right to such notification being herein specifically waived by Guarantor);

         (g) any exchange, release, sale, subordination, or non-perfection of any collateral or Lien thereon or any lack of validity or enforceability or change in priority, destruction, reduction, or loss or impairment of value of any collateral or Lien thereon;

         (h) any release or amendment or waiver of or consent to departure from any other guaranty for all or any of the Obligation;

         (i) the failure by any Lender or Administrativ Lender to make any demand upon or to bring any legal, equitable, or other action against Company or any other Person (including without limitation any other Obligor), or the failure or delay by any Lender or Administrative Lender to, or the manner in which any Lender or Administrative Lender shall, proceed to exhaust rights against any direct or indirect security for the Obligation;

         (j) the existence of any claim, defense, set-off, or other rights which Company or Guarantor may have at any time against Company, any Lender, Administrative Lender or any Obligor, or any other Person, whether in connection with this Guaranty, the Loan Papers, the transactions contemplated thereby, or any other transaction;

         (k) any failure of any Lender or Administrative Lender to notify Guarantor of any renewal, extension, or assignment of the Obligation or any part thereof, or the release of any security, or of any other action taken or refrained from being taken by any Lender or Administrative Lender, it being understood that Lenders and Administrative Lender shall not be required to give Guarantor any notice of any kind under any circumstances whatsoever with respect to or in connection with the Obligation;

         (l) any payment by Company to any Lender or Administrative Lender is held to constitute a preference under any Debtor Relief Law or if for any other reason any Lender or Administrative Lender is required to refund such payment or pay the amount thereof to another Person; or

         (m) any other circumstance which might otherwise constitute a defense available to, or a discharge of, Company, Guarantor or any other Obligor, including without limitation any defense by reason of any disability or other defense of Company, or the cessation from any cause whatsoever of the liability of Company, or any claim that Guarantor's obligations hereunder exceed or are more burdensome than those of Company or any other Obligor.

This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Obligation is rescinded or must otherwise be returned by any Lender or any other Person upon the insolvency, bankruptcy or reorganization of Company, any other Obligor or otherwise, all as though such payment had not been made.

     3. WAIVER. To the extent not prohibited by Applicable Law, Guarantor hereby waives: (a) promptness, protest, diligence, presentments, acceptance, performance, demands for performance, notices of nonperformance, notices of protest, notices of dishonor, notices of acceptance of this Guaranty and notices of the existence, creation or incurrence of new or additional indebtedness, and any of the events described in SECTION 2 and of any other occurrence or matter with respect to any of the Obligation, this Guaranty or any of the other Loan Papers; (b) any requirement that Administrative Lender or any Lender protect, secure, perfect, or insure any Lien or security interest or any property subject thereto or exhaust any right or take any action against Company or any other Person or any collateral or pursue any other remedy in Administrative Lender's or any Lender's power whatsoever; (c) any right to assert against Administrative Lender or any Lender as a counterclaim, set-off or cross-claim, any counterclaim, set-off or claim which it may now or hereafter have against Administrative Lender, any Lender, Company or other Obligor; (d) any right to seek or enforce any remedy or right that Administrative Lender or any Lender now has or may hereafter have against

Company, any other Obligor or any other Person (to the extent permitted by Applicable Law); (e) any right to participate in any collateral or any right benefiting Administrative Lender or Lenders in respect of the Obligation; and
(f) any right by which it might be entitled to require suit on an accrued right of action in respect of any of the Obligation or require suit against Company or any other Person, whether arising pursuant to Section 34.02 of the Texas Business and Commerce Code, as amended, Section 17.001 of the Texas Civil Practice and Remedies Code, as amended, Rule 31 of the Texas Rules of Civil Procedure, as amended, or otherwise.

     4.  SUBROGATION AND SUBORDINATION.

     (a) Notwithstanding any reference to subrogation contained herein to the contrary, Guarantor hereby irrevocably waives any claim or other rights which it may have or hereafter acquire against Company or any other Obligor that arise from the existence, payment, performance or enforcement of Guarantor's obligations under this Guaranty, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, indemnification, any right to participate in any claim or remedy of any Lender or Administrative Lender against Company or any other Obligor or any collateral which any Lender or Administrative Lender now has or hereafter acquires, whether or not such claim, remedy or right arises in equity, or under contract, statutes or common law, including without limitation, the right to take or receive from Company or any other Obligor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim or other rights. If any amount shall be paid to Guarantor in violation of the preceding sentence and the Obligation shall not have been paid in full, such amount shall be deemed to have been paid to Guarantor for the benefit of, and held in trust for the benefit of, Lenders, and shall forthwith be paid to Administrative Lender to be credited and applied upon the Obligation, whether matured or unmatured, in accordance with the terms of the Credit Agreement. Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by the Credit Agreement and that the waiver set forth in this PARAGRAPH 4(a) is knowingly made in contemplation of such benefits.

     (b) If Guarantor becomes the holder of any indebtedness payable by Company or any other Obligor, Guarantor hereby subordinates all indebtedness owing to it from Company and each other Obligor to all indebtedness of Company and each other Obligor to Lenders and Administrative Lender, and agrees that upon the occurrence and continuance of a Default or an Event of Default, it shall not accept any payment on the same until final payment in full of the obligations of Company under the Credit Agreement, the Notes and all other Loan Papers, and shall in no circumstance whatsoever attempt to set-off or reduce any obligations hereunder because of such indebtedness. If any amount shall nevertheless be paid to Guarantor by Company or any other Obligor prior to payment in full of the Obligation, such amount shall be held in trust for the benefit of Lenders and Administrative Lender and shall forthwith be paid to Administrative Lender to be credited and applied to the Obligation, whether matured or unmatured.

     5. REPRESENTATIONS AND WARRANTIES. Guarantor hereby represents and warrants that all representations and warranties as they apply to Guarantor only set forth in ARTICLE 4 of the Credit Agreement (each of which is hereby incorporated by reference) are true and correct.

     6. COVENANTS. Guarantor hereby expressly assumes, confirms, and agrees to perform, observe, and be bound by all conditions and covenants set forth in the Credit Agreement, to the extent applicable to it, as if it were a signatory thereto. Guarantor further covenants and agrees (a) punctually and properly to perform all of Guarantor's covenants and duties under all other Loan Papers; (b) from time to time promptly to furnish Administrative Lender with any information or writings which Administrative Lender may request concerning this Guaranty; and (c) promptly to notify Administrative Lender of any claim, action, or proceeding affecting this Guaranty.

     7. AMENDMENTS, ETC. No amendment or waiver of any provision of this Guaranty nor consent to any departure by Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by Guarantor, Administrative Lender, and, either all Lenders or Determining Lenders, as appropriate, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     8. ADDRESSES FOR NOTICES. Unless otherwise provided herein, all notices, requests, consents and demands shall be in writing and shall be delivered by hand or overnight courier service, mailed or sent by telecopy to the respective addresses specified herein, or, as to any party, to such other addresses as may be designated by it in written notice to all other parties. All notices, requests, consents and demands hereunder shall be deemed to have been given on the date of receipt if delivered by hand or overnight courier service or sent by telecopy, or if mailed, effective on the earlier of actual receipt or three days after being mailed by certified mail, return receipt requested, postage prepaid, addressed as aforesaid.

     9. NO WAIVER; REMEDIES. No failure on the part of Administrative Lender or any Lender to exercise, and no delay in exercising, any right hereunder or under any of the Loan Papers shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder or under any of the Loan Papers preclude any other or further exercise thereof or the exercise of any other right. Neither Administrative Lender nor any Lender shall be required to (a) prosecute collection or seek to enforce or resort to any remedies against Company, any other Obligor or any other Person, (b) join Company, any other Obligor or any other Person in any action in which Administrative Lender or any Lender prosecutes collection or seeks to enforce or resort to any remedies against Company, any other Obligor or any other Person liable on any of the Obligation, or (c) seek to enforce or resort to any remedies with respect to any Liens granted to (or benefiting, directly or indirectly) Administrative Lender or any Lender by Company, any other Obligor or any other Person. Neither Administrative Lender nor any Lender shall have any obligation to protect, secure or insure any of the Liens or the properties or interests in properties subject thereto. The remedies herein provided are cumulative and not exclusive of any remedies provided by Applicable Law.

     10. RIGHT OF SET-OFF. Upon the occurrence and during the continuance of any Event of Default, each Lender and Administrative Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender or Administrative Lender to or for the credit or the account of Guarantor against any and all of the obligations of Guarantor now or hereafter existing under this Guaranty, irrespective of whether or not such Lender or Administrative Lender shall have made any demand under this Guaranty. Each Lender and Administrative Lender agrees promptly to notify Guarantor after any such set-off and application, provided that the failure to give such notice shall not affect the validity of such set-off and application or provide a defense to Guarantor's obligations under this Guaranty. The rights of each Lender and Administrative Lender under this SECTION 10 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which such Lender and Administrative Lender may have.

     11. LIENS. To the extent not prohibited by Applicable Law, Guarantor agrees that Administrative Lender or any Lender, in its discretion, without notice or demand and without affecting either the liability of Guarantor, Company or any other Obligor, or any security interest or other Lien, may foreclose any deed of trust or mortgage or similar Lien covering interests in real or personal property, and the interests in real or personal property secured thereby, by nonjudicial sale. Guarantor waives any defense to the recovery by Administrative Lender or any Lender hereunder against Company, Guarantor or any collateral of any deficiency after a nonjudicial sale and Guarantor expressly waives any defense or benefits that may be derived from Chapter 34 of the Texas Business and Commerce Code, Section 51.003 of the Texas Property Code, or any similar statute in effect in any other jurisdiction. Without limiting the foregoing, Guarantor waives, to the extent not prohibited by Applicable Law, any defense arising out of any such nonjudicial sale even though such sale operates to impair or extinguish any right of reimbursement or subrogation or any other right or remedy of Guarantor against Company or any other Person or any Collateral or any other collateral. Guarantor agrees that Guarantor is liable, subject to the limitations of SECTION 1 hereof, for any part of the Obligation remaining unpaid after any foreclosure.

     12. CONTINUING GUARANTY; TRANSFER OF NOTES. This Guaranty is an irrevocable continuing guaranty of payment and shall (a) remain in full force and effect until final payment in full (after the Term Loan Maturity Date) of the Obligation and all other amounts payable under this Guaranty, (b) be binding upon Guarantor, its successors and assigns, and (c) inure to the benefit of and be enforceable by Lender and Administrative Lender and their successors, transferees and assigns. Without limiting the generality of the foregoing CLAUSE (c), to the extent permitted by the Credit Agreement, each Lender may assign or otherwise transfer its rights under the Credit Agreement, the Notes or any of the Loan Papers or any interest therein to any other Person, and such other Person shall thereupon become vested with all the rights or any interest therein, as appropriate, in respect thereof granted to such Lender herein or otherwise.

     13. INFORMATION. Guarantor acknowledges and agrees that it shall have the sole responsibility for obtaining from Company and each other Obligor such information concerning

Company's and each Obligor's financial condition or business operations as Guarantor may require, and that neither Administrative Lender nor any Lender has any duty at any time to disclose to Guarantor any information relating to the business operations or financial conditions of Company or any Obligor.

     14. GOVERNING LAW. THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS. WITHOUT EXCLUDING ANY OTHER JURISDICTION, GUARANTOR AGREES THAT THE STATE AND FEDERAL COURTS OF TEXAS LOCATED IN DALLAS, TEXAS, SHALL HAVE JURISDICTION OVER PROCEEDINGS IN CONNECTION HEREWITH. THIS GUARANTY IS PERFORMABLE IN DALLAS COUNTY, TEXAS.

     15. WAIVER OF JURY TRIAL. GUARANTOR, ADMINISTRATIVE LENDER, AND LENDERS HEREBY KNOWINGLY, VOLUNTARILY, IRREVOCABLY AND INTENTIONALLY WAIVE, TO THE MAXIMUM EXTENT PERMITTED BY LAW, ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR CLAIM ARISING OUT OF OR RELATED TO THIS GUARANTY OR ANY OF THE LOAN PAPERS OR THE TRANSACTIONS CONTEMPLATED THEREBY. THIS PROVISION IS A MATERIAL INDUCEMENT TO LENDER ENTERING INTO THE CREDIT AGREEMENT.

     16. RATABLE BENEFIT. This Guaranty is for the ratable benefit of Lenders and Administrative Lender, each of which shall share any proceeds of this Guaranty pursuant to the terms of the Credit Agreement.

     17. GUARANTOR INSOLVENCY. Should Guarantor become insolvent, fail to pay its debts generally as they become due, voluntarily seek, consent to, or acquiesce in the benefits of any Debtor Relief Law or become a party to or be made the subject of any proceeding provided for by any Debtor Relief Law (other than as a creditor or claimant) that could suspend or otherwise adversely affect the rights of any Lender or Administrative Lender granted hereunder, then, the obligations of Guarantor under this Guaranty shall be, as between Guarantor and such Lender and Administrative Lender, a fully-matured, due, and payable obligation of Guarantor to such Lender and Administrative Lender (without regard to whether Company or any other Obligor is then in default under the Credit Agreement or any other Loan Paper or whether any part of the Obligation is then due and owing by Company or any other Obligor to such Lender or Administrative Lender), payable in full by Guarantor to such Lender or Administrative Lender upon demand, which shall be the estimated amount owing in respect of the contingent claim created hereunder.

     18. ENTIRE AGREEMENT. THIS GUARANTY, TOGETHER WITH THE OTHER LOAN PAPERS, REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES

HERETO.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

     IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                              LA QUINTA INNS OF PUERTO RICO, INC.

Address for Guarantor:

112 East Pecan
San Antonio, Texas  78205     By:
                                 ___________________________________
                                 John F. Schmutz, Vice President